             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

 .... TCW/DW Emerging Markets Opportunities Trust....... . . . . .
        (Name of Registrant(s) Specified in its Charter)

 .... Frank J. Bruttomesso. . . . . . . . . . . . . . . . . . . . .
        (Name of Person(s) Filing Proxy Statement)

        Payment of Filing Fee (check the appropriate box):


[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.


 1) Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Set forth the amount on which the filing fee is calculated and state how it was determined.

4)       Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5)       Fee previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)       Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)       Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 24, 1997

   The Annual Meeting of Shareholders of TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Career Development Room, Sixty-first Floor, 2 World Trade Center, New York, New York 10048, on June 24, 1997 at 10:00 a.m., New York City time, for the following purposes:

       1. To elect two (2) Trustees to serve until the 2000 Annual Meeting or, in each case, until their successors shall have been elected and qualified;

       2. To approve or disapprove the continuance of the currently effective Investment Advisory Agreement between the Trust and TCW Funds Management, Inc.;

       3. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending January 31, 1998;


       4. To approve or disapprove a shareholder proposal recommending the Board of Trustees take action to convert the Trust from a closed-end to an open-end status; (Note: The Trustees neither support nor oppose this proposal);


       5. If Proposal No. 4 is approved, to approve the conversion of the Trust from a closed-end investment company to an open-end investment company and to amend the Trust's Declaration of Trust;

       6. If Proposal No. 4 is approved, to elect nine (9) Trustees;

       7. If Proposal No. 4 is approved, to approve a new Investment Advisory Agreement between the Trust and TCW Funds Management, Inc.;


       8. If Proposal No. 4 is approved, to approve a new Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London
     International, Limited;


       9. If Proposal No. 4 is approved, to approve a new Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW Asia Limited;


      10. If Proposal No. 4 is approved, to approve a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended; and


      11. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   Shareholders of record as of the close of business on April 24, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.
                                                  BARRY FINK,
                                                   Secretary

May 6, 1997
New York, New York


                                  IMPORTANT
  YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                     -------------------------------------
                                PROXY STATEMENT
                     -------------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                JUNE 24, 1997

   This statement is furnished in connection with the solicitation of proxies by the Trustees of TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on June 24, 1997, and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee in Proposals 1 and 6, in favor of Proposals 2, 3, 5, 7, 8, 9 and 10, and in abstention for Proposal 4. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Annual Meeting of Shareholders. Attendance at the Meeting will not in and of itself revoke a proxy.


   Shareholders as of the close of business on April 24, 1997, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On April 24, 1997 there were 20,763,733 shares of beneficial interest of the Trust outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and Officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for this Annual Meeting of Shareholders, consisting principally of printing and mailing expenses, which expenses are not expected to exceed $16,000, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers and regular employees of the Trust, Dean Witter Services Company Inc. ("DWSC" or the "Manager") or its parent company, Dean Witter InterCapital Inc. ("InterCapital"), without special compensation therefor. In addition, the Trust may employ William F. Doring and Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust. The first mailing of this proxy statement is expected to be made on or about May 6, 1997.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been currently fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine. There are currently nine Trustees, two of whom (Richard M. DeMartini and Thomas E. Larkin, Jr.) are standing for election at this Meeting to serve until the 2000 Annual Meeting in accordance with the Trust's Declaration of Trust.

   Five of the current nine Trustees (John C. Argue, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are Independent Trustees, that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected by the Shareholders of the Trust.


   The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
Richard M. DeMartini and Thomas E. Larkin, Jr. Should either of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board of Trustees may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a majority of the votes cast at the meeting.


   Pursuant to the provisions of the Trust's Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board of Trustees has determined that the nominees for election as Trustee shall be standing for election as Trustee in each of the three classes of Trustee as follows: Class I--Messrs. Haire, Johnson, Schroeder and Stern; Class II--Messrs. DeMartini and Larkin; and Class III--Messrs. Argue, Fiumefreddo and Nugent. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board of Trustees, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class II Trustees are standing for election at this Meeting and, if elected, will serve until the 2000 Annual Meeting or until their successors shall have been elected and qualified.

   The following information regarding each of the nominees for election as Trustee includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of April 24, 1997 (shown in parentheses), positions with the Trust, and directorships (or trusteeships) in companies which file periodic reports with the Securities and Exchange Commission, including the 14 investment companies, including the Trust, for which TCW Funds Management, Inc. serves as investment adviser (the "Investment Adviser" or the "Adviser") and InterCapital's wholly-owned subsidiary Dean Witter Services Company Inc. ("DWSC") serves as manager (referred to herein as the "TCW/DW Funds"), and the 84 investment companies for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds").

   The nominees for Trustee to be elected at the Meeting are:

   RICHARD M. DeMARTINI, * Trustee since December, 1993; age 44; President and Chief Operating Officer of Dean Witter Capital, a division of Dean Witter Reynolds Inc. ("DWR"); Director of DWR, the Manager, InterCapital, Dean Witter Distributors Inc. ("Distributors") and Dean Witter Trust Company ("DWTC"); Executive Vice President of Dean Witter, Discover & Co. ("DWDC"); Member of the DWDC Management Committee; Trustee of the TCW/DW Funds; formerly Vice Chairman of the Board of the National Association of Securities Dealers, Inc.; formerly Chairman of the Board of the NASDAQ Market, Inc.

   THOMAS E. LARKIN, Jr.,* Trustee since February 1994; age 57; Executive Vice President and Director, the TCW Group, Inc.; President and Director of Trust Company of the West; Vice Chairman and Director of TCW Asset Management Company; Chairman of the Adviser; Member of the Board of Trustees of the University of Notre Dame; Director Orthopaedic Hospital of Los Angeles; President and Director of TCW Galileo Funds, Inc.; Senior Vice President of TCW Convertible Securities Fund, Inc.; President and Trustee of the TCW/DW Funds.

   The Trustees who are not standing for reelection at this Meeting under this proposal are:

   JOHN C. ARGUE, Trustee since February, 1994; age 65; Of Counsel, Argue Pearson Harbison & Myers (law firm); Director, Avery Dennison Corporation (manufacturer of self-adhesive products and office supplies) and CalMat Company (producer of aggregates, asphalt and ready mixed concrete); Director, Coast Savings Financial Inc. and Coast Federal Bank (a subsidiary of Coast Savings Financial Inc.); Chairman, Rose Hills Foundation (charitable foundation); advisory director, LAACO Ltd. (owner and operator of private clubs and real estate); director or trustee of various business and not-for-profit corporations; Director, TCW Funds, Inc.; Trustee, University of Southern California, Occidental College and Pomona College; Trustee of the TCW/DW Funds.

   CHARLES A. FIUMEFREDDO,* Trustee since December, 1993; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the investment companies of which InterCapital serves as investment manager (or as adviser and administrator) (the "Dean Witter Funds"); Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February 1993).

   JOHN R. HAIRE, Trustee since February, 1994; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Trustee since February 1994; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW

------------
* Messrs. DeMartini, Fiumefreddo, Larkin and Stern may be deemed "interested persons" of the Trust and/or its Investment Adviser as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Adviser or Manager and/or their affiliated companies.

Funds; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   MICHAEL E. NUGENT, Trustee since February, 1994; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

   JOHN L. SCHROEDER, Trustee since April 1995; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice
President and Chief Investment Officer of The Home Insurance Company (August 1991-September 1995).

   MARC I. STERN,* Trustee since April, 1995; age 53; Vice President of the Trust; President and Director, The TCW Group, Inc. (since May 1992); President and Director of the Adviser (since May 1992); Vice Chairman and Director of TCW Asset Management Company (since May, 1992); Chairman and Director of TCW Galileo Funds, Inc.; Trustee of the TCW/DW Funds; Chairman of TCW Americas Development, Inc.; Executive Vice President and Director, Trust Company of the West (since November 1990). Chairman of TCW Asia, Limited (since January 1993); Chairman of TCW London International, Limited (since March, 1993); Director of Qualcomm, Incorporated (wireless communications); Director or Trustee of various not-for-profit organizations; formerly President of SunAmerica, Inc. (financial services company).


   The executive officers of the Trust are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; Shaun C.K. Chan, Vice President; Michael P. Reilly, Vice President; Terence F. Mahony, Vice President; and Thomas F. Caloia, Treasurer. In addition, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi and Frank Bruttomesso serve as Assistant Secretaries. Mr. Fink is 42 years old and is currently Senior Vice President (since June 1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and Assistant Secretary of DWR (since August 1996); he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors. He has been an employee of InterCapital for over five years. Mr. Scanlan is 61 years old and is currently President and Chief Operating Officer of InterCapital (since March
1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July 1992-March 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August 1995); he is also a Director of DWTC (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President and a Director of DWTC (since April 1996); he is also Chief Investment Officer of InterCapital. He was previously Senior Vice President of InterCapital (June 1995-April 1996). Prior to that he was a Managing Director of Dillon Reed. Mr. Chan is 34 years old and is currently a Managing Director of the Adviser, TCW Asset Management Co. and Trust Company of the West and President and Director of TCW Asia Limited. He was previously the Regional Strategist and a Director of Wardley Investment Services (1986-1993). Mr. Reilly is 33 years old and is currently a Managing Director of the Adviser, TCW Asset Management Co. and Trust Company of the West. He was previously a Vice President of Security Pacific Bank (until 1992). Mr Mahony is 59 years old and is currently a Managing Director of the Adviser, TCW Asset Management Co. and Trust Company of the West and head of Emerging Markets Equities of the Adviser, TCW Asset Management Co. and Trust Company of the West. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. He has been an employee of InterCapital or DWR for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Proxy Statement, there are a total of 14 TCW/DW Funds. As of April 30, 1997, the TCW/DW Funds had total net assets of approximately $4.26 billion and approximately a quarter of a million shareholders.


   Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by DWDC or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "Management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. There are no nominating or compensation Committees of the Trustees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   For the fiscal year ended January 31, 1997, the Board of Trustees of the Trust held 7 meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held 2, 9, and 4 meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committees maintains an office in the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the TCW/DW Funds complex (and, if applicable, in the Dean Witter Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this proxy statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of March 31, 1997, the total value of the investments by the Trustees and/or their spouses in shares of the TCW/DW Funds (and, if applicable, the Dean Witter Funds) was approximately $4.5 million.


   As of April 24, 1997, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Trust. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Trust for the fiscal year ended January 31, 1997.

                              TRUST COMPENSATION

                                AGGREGATE
                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
--------------------------- ---------------
John C. Argue...............     $5,291
John R. Haire...............      6,553
Dr. Manuel H. Johnson.......      5,274
Michael E. Nugent...........      5,054
John L. Schroeder...........      5,491

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 14 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 82 Dean Witter Funds that were in operation at December 31, 1996, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company.

                      CASH COMPENSATION FROM FUND GROUPS

                                                                                     FOR SERVICE AS
                                                                     FOR SERVICES AS  CHAIRMAN OF
                                                                       CHAIRMAN OF   COMMITTEES OF
                                        FOR SERVICE                   COMMITTEES OF   INDEPENDENT       TOTAL CASH
                        FOR SERVICE AS AS DIRECTOR OR                  INDEPENDENT     DIRECTORS/    COMPENSATION PAID
                         TRUSTEE AND    TRUSTEE AND                     TRUSTEES        TRUSTEES      FOR SERVICES TO
                          COMMITTEE      COMMITTEE                      AND AUDIT      AND AUDIT      82 DEAN WITTER
                            MEMBER         MEMBER     FOR SERVICE AS   COMMITTEES      COMMITTEES        FUNDS, 14
                            OF 14          OF 82       DIRECTOR OF        OF 14          OF 82         TCW/DW FUNDS
  NAME OF INDEPENDENT       TCW/DW      DEAN WITTER    TCW GALILEO       TCW/DW       DEAN WITTER         AND TCW
TRUSTEE                     FUNDS          FUNDS       FUNDS, INC.        FUNDS          FUNDS      GALILEO FUNDS, INC.
------------------------------------- -------------- -------------- --------------- -------------- -------------------
John C. Argue..........    $66,483           --          $39,000            --             --            $105,483
John R. Haire..........     64,283        $106,400          --           $12,187        $195,450          378,320
Dr. Manuel H. Johnson..     66,483         137,100          --              --             --             203,583
Michael E. Nugent......     64,283         138,850          --              --             --             203,133
John L. Schroeder......     69,083         137,150          --              --             --             206,233

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. (1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds for the year ended December 31, 1996, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.
------------

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                               ESTIMATED
                             CREDITED YEARS    ESTIMATED    RETIREMENT BENEFITS ESTIMATED ANNUAL BENEFITS
                             OF SERVICE AT   PERCENTAGE OF  ACCRUED AS EXPENSES      UPON RETIREMENT
                               RETIREMENT      ELIGIBLE       BY ALL ADOPTING       FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)   COMPENSATION          FUNDS                FUNDS(2)
--------------------------- -------------- --------------- ------------------- -------------------------
John R. Haire...............       10            50.0%            $46,952               $129,550
Dr. Manuel H. Johnson.......       10            50.0              10,926                 51,325
Michael E. Nugent...........       10            50.0              19,217                 51,325
John L. Schroeder...........        8            41.7              38,700                 42,771

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

REQUIRED VOTE


   The election of the two nominees as Trustees requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at a meeting at which a quorum is present.


   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE TWO NOMINEES AS TRUSTEES.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                        INVESTMENT ADVISORY AGREEMENT

   The Trust's investments are managed by TCW Funds Management, Inc. (referred to herein as the "Investment Adviser"), pursuant to an Investment Advisory Agreement dated March 23, 1994, and amended as of June 27, 1996 (referred to herein as the "Advisory Agreement").

THE ADVISORY AGREEMENT

   The Advisory Agreement was initially approved by the Board of Trustees of the Trust, including all of the Independent Trustees, at a meeting held on February 9, 1994, and was approved by InterCapital, the then sole shareholder of the Trust, on March 22, 1994. The Advisory Agreement was last approved by the Shareholders at their Annual Meeting held on June 27, 1996. In the event shareholders do not approve continuance of the Advisory Agreement by the required majority vote at the forthcoming meeting or an adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its Shareholders, which may include calling a special meeting of shareholders to vote on a new investment advisory agreement or continuance of the present Advisory Agreement until the next Annual Meeting of Shareholders.

   In considering whether or not to approve the Advisory Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Adviser's services and personnel, and the appropriateness of the fees that are paid under the Advisory Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Advisory Agreement was in the best interests of the Trust and its Shareholders.

THE ADVISORY AGREEMENT

   The Advisory Agreement provides that the Investment Adviser shall continously invest the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, the Investment Adviser pays the compensation of all personnel, including officers of the Trust, who are its employees. The Investment Adviser has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings.

   Under the Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser or the Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparation, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Manager or Investment Adviser or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Manager or Investment Adviser); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

   The Advisory Agreement had an initial term ending April 30, 1995 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Advisory Agreement's most recent continuation until April 30, 1998, was approved by the Trustees, including a majority of Independent Trustees, at a Meeting of the Trustees held on April 24, 1997, called for the purpose of approving the Management Agreement.

   The Advisory Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days notice and will automatically terminate upon any assignment (as defined in the Act).

   In return for its investment services and the expenses which the Investment Adviser assumes under the Advisory Agreement, the Trust pays the Investment Adviser compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.50% to the Trust's average weekly net assets. Pursuant to the Advisory Agreement, the Trust accrued to the Investment Adviser total compensation of $1,394,498 during the fiscal year ended January 31, 1997. The net assets of the Trust totalled $305,307,534 at January 31, 1997.

INVESTMENT ADVISER


   TCW Funds Management, Inc. (the "Investment Adviser") is the Trust's investment adviser. The Investment Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc., a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of April 30, 1997, the Investment Adviser and its affiliates had over $50 billion under management or committed to management. The Investment Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.


   The Principal Executive Officers and Directors of the Investment Adviser, and their principal occupations, are:

   Thomas E. Larkin, Jr., Chairman, Marc I. Stern, President and Alvin R. Albe, Jr., Executive Vice President of the Investment Adviser. Mr. Robert A. Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group. The principal occupations of Messrs. Larkin and Stern are described in the preceding tables. Mr. Albe is an Executive Vice President of The TCW Group, Inc.

   The business address of the foregoing Directors and Executive Officers is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.


   Exhibit A lists the investment companies for which the Investment Adviser provides investment advisory or sub-advisory services and which have similar investment objectives to that of the Trust, and sets forth the fees payable to the Investment Adviser by such investment companies, including the Trust, and their net assets as of April 30, 1997.


MANAGER

   Dean Witter Services Company Inc. ("DWSC" or the "Manager"), a Delaware corporation, is the Trust's Manager. DWSC, which maintains its offices at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), a Delaware corporation. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, management and administrative activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR").

   On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Distributors. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Distributors will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

   As the Trust's Manager, DWSC receives from the Trust compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.75% to the Trust's weekly net assets. For the fiscal year ended January 31, 1997, the Trust accrued to DWSC, pursuant to a Management Agreement, total compensation of $2,091,746.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officers is Two World Trade Center, New York, New York 10048.

   InterCapital and DWSC serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended January 31, 1997, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Manager, transfer agency fees of $284,526.

SUB-ADVISERS

   TCW Asia Limited ("TCW Asia") and TCW/DW London International, Limited ("TCW London") are the Trust's sub-advisers. TCW Asia and TCW London are both wholly-owned subsidiaries of The TCW Group, Inc.

AFFILIATED BROKER

   Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of InterCapital. During the fiscal year ended January 31, 1997, the Trust did not pay any brokerage commissions to DWR.

REQUIRED VOTE

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Advisory Agreement. Such a majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE CONTINUANCE OF THE ADVISORY AGREEMENT.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending January 31, 1998. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Shareholders and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of shareholders.

REQUIRED VOTE


   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust.


   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

(4) SHAREHOLDER PROPOSAL RECOMMENDING THAT THE BOARD OF TRUSTEES TAKE ACTION
           TO CONVERT THE FUND FROM CLOSED-END TO OPEN-END STATUS.

SHAREHOLDER PROPOSAL

   The Board of Trustees has been informed by Newgate Management Associates, located at 80 Field Point Road, Greenwich, CT 06830, which beneficially owns 133,575 shares of Common Stock, that it intends to submit the following proposal at the Meeting:

   RESOLVED, that the holders of the common stock of TCW/DW Emerging Markets Opportunities Trust (the "Trust"), assembled at an annual meeting in person and by proxy, hereby recommend that the Trust's Board of Trustees take all necessary legal and other actions to convert the Trust from closed-end status to open-end status.

   The proponent has requested that the following statement be included in the proxy statement in support of its proposal.

      The prospectus, dated March 23, 1994, pursuant to which the Trust offered its common stock to the public states, that: "In recognition of the possibility that the Trust's shares might . . . trade at a discount, the Trustees have determined that it would be in the interest of shareholders for the Trust to take action to attempt to reduce or eliminate a market value discount from net asset value." The prospectus also states that "The Trust's Declaration of Trust contains a provision which allows for the conversion of the Trust from a closed-end to an open-end investment company."

      DESPITE THE FACT THAT THE TRUST HAS TRADED AT AN AVERAGE DISCOUNT OF 17.01% FOR THE PAST 52 WEEKS AND AN AVERAGE DISCOUNT OF 14.3% SINCE THE TRUST'S INCEPTION THROUGH DECEMBER 6, 1996, THE BOARD OF TRUSTEES HAS NOT, OCCASIONAL REPURCHASES NOT WITHSTANDING, ATTEMPTED TO REDUCE THIS DISCOUNT EITHER THROUGH TENDER OFFERS OR THE CONVERSION OF THE TRUST TO OPEN-END STATUS.

  "EMO DISCOUNT" PERCENTAGE PREMIUM/DISCOUNT COMPARISON SINCE APRIL 29, 1994


        [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                        THE PURPOSE OF EDGAR FILING.]

 Date                 Price            NAV          (%) Premium/Discount
 ----                 ------           ----         ---------------------
 4/29/94              15.125          14.00            8.036
 5/ 6/94              15.250          13.97            9.162
 5/13/94              15.250          13.95            9.319
 5/20/94              15.125          14.17            6.740
 5/27/94              15.000          14.20            5.634
 6/ 3/94              15.125          14.10            7.270
 6/10/94              15.000          14.06            6.686
 6/17/94              15.125          14.01            7.959
 6/24/94              14.500          13.71            5.762
 7/ 1/94              14.250          13.70            4.015
 7/ 8/94              14.000          13.84            1.156
 7/15/94              14.000          14.01           -0.071
 7/22/94              13.500          14.00           -3.571
 7/29/94              13.250          14.28           -7.213
 8/ 5/94              13.875          14.50           -4.310
 8/12/94              13.500          14.87           -9.213
 8/19/94              14.125          15.41           -8.339
 8/26/94              14.250          15.37           -7.287
 9/ 2/94              14.000          15.55           -9.968
 9/ 9/94              14.000          15.69          -10.771
 9/16/94              13.875          15.77          -12.016
 9/23/94              13.750          15.90          -13.522
 9/30/94              13.750          15.65          -12.141
10/ 7/94              13.250          15.36          -13.737
10/14/94              13.625          15.75          -13.492
10/21/94              13.375          15.53          -13.876
10/28/94              13.000          15.43          -15.749
11/ 4/94              12.625          15.33          -17.645
11/11/94              13.125          15.18          -13.538
11/18/94              12.625          14.75          -14.407
11/25/94              12.625          14.32          -11.837
12/ 2/94              12.000          14.34          -16.318
12/ 9/94              11.500          13.96          -17.622
12/16/94              11.375          13.95          -18.459
12/23/94              10.625          13.00          -18.269
12/30/94              10.625          12.84          -17.251
 1/ 6/95              10.250          12.16          -15.707
 1/13/95              10.125          11.77          -13.976
 1/20/95               9.375          11.33          -17.255
 1/27/95              10.125          11.06           -8.454
 2/ 3/95               9.500          11.54          -17.678
 2/10/95               9.500          11.45          -17.031
 2/17/95               9.250          11.90          -22.269
 2/24/95               8.750          10.95          -20.091
 3/ 3/95               8.625          10.50          -17.857
 3/10/95               8.750          10.27          -14.800
 3/17/95               8.625          10.62          -18.785
 3/24/95               9.125          10.79          -15.431
 3/31/95               9.250          10.96          -15.602
 4/ 7/95               9.500          11.26          -15.631
 4/14/95               9.000          11.06          -18.626
 4/21/95               9.500          11.38          -16.520
 4/28/95               9.875          11.41          -13.453
 5/ 5/95               9.625          11.73          -17.945
 5/12/95              10.375          12.25          -15.306
 5/19/95              10.375          12.17          -14.749
 5/26/95              10.125          12.21          -17.076
 6/ 2/95              10.125          12.40          -18.347
 6/ 9/95              10.000          12.12          -17.492
 6/16/95              10.000          12.19          -17.966
 6/23/95               9.875          12.07          -18.186
 6/30/95              10.125          12.05          -15.975
 7/ 7/95              10.625          12.58          -15.541
 7/14/95              10.625          12.70          -16.339
 7/21/95              10.250          12.52          -18.131
 7/28/95              10.250          12.52          -18.131
 8/ 4/95              10.125          12.68          -20.150
 8/11/95               9.875          12.53          -21.189
 8/18/95              10.125          12.29          -17.616
 8/25/95              10.000          12.28          -18.567
 9/ 1/95               9.750          12.28          -20.603
 9/ 8/95               9.875          12.22          -19.190
 9/15/95              10.000          12.41          -19.420
 9/22/95              10.000          12.23          -18.234
 9/29/95               9.875          12.04          -17.982
10/ 6/95               9.500          11.97          -20.635
10/13/95               9.375          11.80          -20.551
10/20/95               9.375          11.92          -21.351
10/27/95               9.125          11.47          -20.445
11/ 3/95               9.500          11.36          -16.373
11/10/95               9.625          11.02          -12.659
11/17/95               9.125          11.00          -17.045
11/24/95               9.250          11.28          -17.996
12/ 1/95               9.500          11.63          -18.315
12/ 8/95               9.875          11.76          -16.029
12/15/95              10.125          11.71          -13.535
12/22/95              10.250          12.02          -14.725
12/29/95              10.125          11.97          -15.414
 1/ 5/96              11.500          12.63           -8.947
 1/12/96              11.500          12.70           -9.449
 1/19/96              11.875          12.86           -7.659
 1/26/96              12.375          12.89           -3.995
 2/ 2/96              12.250          13.00           -5.769
 2/ 9/96              11.875          13.11           -9.420
 2/16/96              12.000          13.03           -7.905
 2/23/96              11.625          13.02          -10.714
 3/ 1/96              11.250          12.78          -11.972
 3/ 8/96              10.125          12.49          -18.935
 3/15/96              10.625          12.47          -14.796
 3/22/96              10.750          12.81          -16.081
 3/29/96              10.875          12.79          -14.973
 4/ 5/96              10.750          12.94          -16.924
 4/12/96              10.750          12.99          -17.244
 4/19/96              10.750          13.38          -19.656
 4/26/96              10.875          13.45          -19.145
 5/ 3/96              10.625          13.44          -20.945
 5/10/96              11.000          13.53          -18.699
 5/17/96              11.125          13.63          -18.379
 5/24/96              11.000          13.64          -19.355
 5/31/96              10.875          13.69          -20.562
 6/ 7/96              10.750          13.47          -20.193
 6/14/96              10.750          13.38          -19.656
 6/21/96              10.875          13.44          -19.085
 6/28/96              11.000          13.53          -18.699
 7/ 5/96              10.875          13.64          -20.271
 7/12/96              10.750          13.49          -20.311
 7/19/96              10.500          13.40          -21.642
 7/26/96              10.125          12.78          -20.775
 8/ 2/96              10.500          13.07          -19.663
 8/ 9/96              10.500          13.08          -19.725
 8/16/96              10.500          13.11          -19.908
 8/23/96              10.750          13.19          -18.499
 8/30/96              10.500          13.15          -20.152
 9/ 6/96              10.750          13.17          -18.375
 9/13/96              10.750          13.19          -18.499
 9/20/96              10.625          13.24          -19.751
 9/27/96              10.625          13.13          -19.078
10/ 4/96              10.875          13.36          -18.600
10/11/96              10.625          13.28          -19.992
10/18/96              10.750          13.39          -19.716
10/25/96              10.625          13.10          -18.893
11/ 1/96              10.375          13.03          -20.376
11/ 8/96              10.625          13.16          -19.263
11/15/96              10.750          13.27          -18.990
11/22/96              10.625          13.37          -20.531
11/29/96              10.875          13.35          -18.539
12/ 6/96              10.625          13.30          -20.113



      There are several precedents for open-end conversions. In 1995, the Boards of Global Privatization Fund and Global Total Return Fund proposed open-ending votes to their stockholders. In each case, the result was an immediate gain in the respective funds' share prices, to the obvious benefit of their stockholders.

      Conversion of the Trust to an open-end fund would:

      o If effective today, permit stockholders desiring to dispose of their investments to do so at a price substantially higher than the trading price of the Trust's Shares on the New York Stock Exchange.

      o  Immediately increase the market value of the Trust's Shares.

      o Allow stockholders to increase their investments in the Trust without incurring any brokerage commissions, although stockholders might be subject to sales charges.

      o Eliminate any future possibility of the Trust's Shares trading at a discount to net asset value.

      An open-end fund sells its Shares to the public on a continuing basis and permits its stockholders to redeem Shares on a continuing basis at their net asset value at the time of redemption (less any redemption charges). If this proposal were approved, Trust stockholders would be able to dispose of their Shares at a price equal to the net asset value. ADOPTION OF THIS PROPOSAL WOULD INCREASE THE VALUE OF STOCKHOLDERS' SHARES, immediately and significantly.


FOR ALL OF THE FOREGOING REASONS, THE PROPONENT STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                         END OF PROPONENT'S STATEMENT

CONSIDERATIONS OF THE BOARD OF TRUSTEES

   When the Trust was organized in 1993, a closed-end format was chosen as most appropriate to the Trust's character and intended method of operation because it was believed that such a structure, among other things, would permit management of the Trust's portfolio consistent with its investment objective and policies without the pressures and constraints to which open-end investment companies are subject as a result of cash inflows and redemptions.

   The Trust's prospectus used in connection with the offering of shares in 1994 stated that shares of closed-end investment companies frequently trade at a discount from net asset value. Accordingly, the Trustees contemplated that the Trust might from time to time consider action either to eliminate or reduce the discount by repurchasing shares of the Trust in the open market or tendering for its own shares at net asset value. The prospectus also stated that the Board intended, on an annual basis, to consider the making of a tender offer but that at no time would the Trustees be required to make such repurchases or tenders.

   Since approximately July 1994, the Trust's shares have consistently traded at a discount from net asset value. The Investment Adviser believed that a share repurchase program, as opposed to isolated tender offers, offered the best chance of reducing the discount while still retaining the advantages of a closed end structure. Accordingly, the Board instituted a share repurchase program in order to attempt to reduce the discount. The Trust repurchased approximately 2.7 million shares at a cost of almost $29 million and at discounts ranging up to approximately 22% over a period of almost three years. The failure of the repurchase program substantially to reduce the discount has caused the Board and the Investment Adviser to give further consideration to the various alternatives whereby the discount might be reduced or eliminated and to re-examine the appropriateness of continuing to operate the Trust as a closed-end investment company.

   At a meeting held on January 23, 1997, the Board of Trustees, including the Independent Trustees, considered the foregoing shareholder proposal recommending that the Board take action to convert the Trust into an open-end investment company. After consideration of the advantages and disadvantages of conversion to an open-end fund, the Board, including all of the Independent Trustees, determined that because there were significant arguments for and against conversion it would be appropriate to submit the matter to shareholders without a specific recommendation.

   In making its determination, the Board noted that conversion to open-end status would have the immediate beneficial effect of eliminating the market discount at which the Trust's shares trade, as shares would be redeemable at net asset value. The Board also considered the view of the Investment Adviser that the Trust's portfolio securities are sufficiently liquid and that the Trust should have no difficulty in satisfying redemption requests even if the level of redemptions upon conversion is initially high, or in otherwise managing the Trust as an open-end fund. Accordingly, open-ending the Trust would eliminate the discount while at the same time permitting the Trust to continue its operations with its objective and policies substantially intact.

   The Board also considered the potential advantages of the closed-end structure relative to the open-end structure. Under an open-end structure, as discussed below, the Trust would be limited to investing no more than 15% of its net assets in illiquid securities. As prominently disclosed on the cover of the Trust's initial prospectus, "emerging market country securities markets are generally characterized by a relatively small number of equity issues and low trading volumes, resulting in comparatively greater price volatility and lesser liquidity of portfolio investments." In this regard, the Investment Adviser informed the Board that it currently manages an open-end fund with an objective identical to that of the Trust and has not found the 15% limitation unduly burdensome. Nevertheless, the limitations could potentially restrict its ability in the future to take advantage of particular investment opportunities.

   Second, a closed-end fund does not continuously redeem its shares, while an open-end structure would require the Trust to redeem its shares on a continuous basis. As emerging markets are often volatile and subject to changes in investor sentiment, permitting continuous redemptions of shares under an open-end structure may force the Trust to sell securities at depressed prices when the markets are in a downturn in order to meet these redemptions. Conversely, the Trust would be purchasing securities at higher prices when capital flows into the Trust during periods of market increases. The closed-end structure, by contrast, because it does not redeem securities on a continuous basis, permits the Investment Adviser to allocate investments among emerging markets as it deems suitable to the Trust's long-term investment objective without the concern of having to meet redemptions. Furthermore, the need to meet redemptions under an open-end structure may limit the ability of the Trust's Investment Adviser to take advantage of short-term market disruptions that may offer potential long-term investment opportunities. The closed-end structure would allow the Trust to take advantage of such short-term market disruptions.

   Third, if converted to an open-end Trust, the Investment Adviser could be required to maintain higher cash reserves and the Trust's portfolio could not be as fully invested in equity securities of emerging countries as it would otherwise be under a closed-end structure. As a result, a smaller portion of the Trust's portfolio would be generating the potential gains and increases which would be used to pay distributions and dividends to stockholders as consistent with the Trust's long-term investment strategy.

   Fourth, conversion to open-end status would result in increased expenses to the shareholders as the Trust would have additional expenses in connection with the distribution of shares and other shareholder services associated with an open-end structure. As set forth below, the estimated total operating expenses for the Trust under an open-end structure, exclusive of any sales charges, would be approximately 2.07%, which represents an increase of 0.30% per share from the current closed-end structure. The projected total expenses are based on a 12b-1 fee of 0.25%, and the same management fee of 0.75%. As discussed below, the Trustees believe that an open-end fund would not be viable absent a 12b-1 plan and, accordingly, would not implement a conversion to open-end status unless, among other things, a 12b-1 plan for the Trust (Proposal No. 10) is approved by the shareholders. In addition, the potential capital outflow that may occur upon conversion would reduce the Trust's economies of scale and result in even higher relative per share expenses. While it is true that under the current closed-end structure shareholders disposing of shares or purchasing additional shares pay brokerage fees, under an open-end structure such expenses would be borne by all shareholders, including those with long-term investment horizons. In addition, the conversion itself would create significant one time expenses associated with the conversion. Such expenses would include registration, legal, accounting, printing and other expenses associated with establishing an open-end fund which would be borne by the shareholders. It is estimated at this time that these expenses would total approximately $175,000.

DIFFERENCES BETWEEN TRUST OPERATIONS AS AN OPEN-END AND CLOSED-END INVESTMENT COMPANY

   The Trust is currently registered as a "closed-end" investment company under the 1940 Act. Closed-end investment companies neither redeem their outstanding shares nor generally engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold on national securities exchanges. The Trust's shares are currently traded on the New York Stock Exchange (the "NYSE"). The Trust's shares would be delisted from the NYSE upon effectiveness of the registration statement converting the Trust to an open-end investment company.

   In contrast, open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return their proportionate share of the value of the fund's net assets (less any redemption fee charged by the fund). Many mutual funds (including the Trust, if the proposed conversion is effected) also continuously issue new shares to investors through the fund's distributor at the public offering price at the time of such issuance.

   Some of the legal and practical differences between operations of the Trust as a closed-end and an open-end investment company are as follows:

   (a) Acquisition and Disposition of Shares. If the Trust is converted into an open-end investment company, the Trust's shares will no longer be listed on the NYSE and investors wishing to acquire shares of the Trust would be able to purchase them from the Distributor at the public offering price. Shareholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Trust at the next determined current net asset value. The Trust's net asset value per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Trust. The Securities and Exchange Commission (the "SEC") generally requires open-end investment companies to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by shareholders or purchased by investors. Net asset values of most open-end investment companies are published daily by leading financial publications.

   (b) Elimination of Discount. Converting the Trust into an open-end fund will eliminate immediately any market discount from net asset value. It will also eliminate any possibility that the Trust's shares will trade at a premium over net asset value. If the Conversion is approved by the shareholders the market discount may be reduced prior to the date of any conversion to open-end status to the extent investors are induced to purchase shares in the open market in anticipation of a prospective open-ending.

   (c) Illiquid Securities. An open-end investment company is restricted from investing more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal and contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and privately placed commercial paper that have a readily available market will not be considered illiquid for purposes of this limitation.

   (d) Expenses; Potential Net Redemptions. Open-end funds are generally more expensive to operate and administer than closed-end funds. The Trust's expense ratio subsequent to the Conversion is nevertheless expected by the Investment Adviser to be only slightly higher than its current expense ratio. Expenses of operation as an open-end fund not currently borne by the Trust include the costs associated with the distribution of the Trust's shares (see Proposal No. 10 regarding approval of a Plan of Distribution pursuant to Rule 12b-1) and the cost of filing notices in the various states (see "State Securities Law Implications" below). However, as an open-end fund, the Fund would not be required to pay the annual NYSE listing expenses of approximately $31,000. In addition, the Trust might be required to sell portfolio securities in order to meet redemptions, thereby resulting in realization of gains (or losses). As of January 31, 1997, the Trust had $55,896,837 of net unrealized appreciation for federal income tax purposes. For federal income tax purposes, the Trust had a net capital loss carryforward of approximately $48,382,000 as of January 31, 1997.

   The Trust's expense ratio could be adversely affected by significant net redemptions. In the unlikely event the Trust's asset base is reduced to such a small size as to render the Trust no longer economically viable, the Board might consider alternatives to continuing the Trust's operations, including merging the Trust with another investment company or liquidating the Trust.


   (e) State Securities Law Implications. As a closed-end fund listed on the NYSE, the Trust does not currently bear the expense of notice filings with state securities commissions. However, as a result of open-ending and making a continuous offering of its shares, the Trust will be required to file notices with state securities commissions and will incur the costs related to such filings which is currently approximately $80,000 per year.

   (f) Comparative Expense Information. Set forth below is a comparison of the Trust's shareholder transaction expenses and annual operating expenses as of January 31, 1997 as a closed-end fund and those expenses that would apply to current shareholders on a pro forma (estimated) basis as an open-end fund.

 SHAREHOLDER TRANSACTION EXPENSES                                          CLOSED-END     OPEN-END
----------------------------------------------------------------------- -------------- ------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering
 price) ................................................................        *            5.0%**
Maximum Sales Load Imposed on Reinvested Dividends .....................        *           None
Deferred Sales Load (as a percentage of original purchase price or
 redemption proceeds, whichever is lower) ..............................      None          None
Redemption Fees ........................................................        *           None
Exchange Fee ...........................................................       N/A          None
ANNUAL TRUST OPERATING EXPENSES (as a percentage of average net assets)
Management and Advisory Fees ...........................................      1.25%         1.25%
12b-1 Fees .............................................................      None          0.25****
Other Expenses..........................................................      0.47          0.52***
Total Trust Operating Expenses .........................................      1.72          2.02***

------------
   * Maximum sales load imposed on purchases made during the initial offering period was approximately 5%. Purchases and sales made thereafter on the NYSE are subject to customary brokerage commissions of approximately 1%, but may be less or more than 1% depending on the size of the transaction. With respect to shares issued in connection with the Trust's dividend reinvestment plan, to the extent the plan agent is required to purchase shares on the NYSE, shareholders may also incur brokerage commissions.
  ** No sales load will be imposed in connection with the conversion of the Trust from a closed-end to an open-end investment company. However, to the extent current shareholders make additional purchases after the conversion, it is currently expected that such purchases will be subject to a front-end sales charge of approximately 5.0%. (See Proposals No. 5-10.)
 *** Estimated based on expenses expected to have been incurred if the Trust operated as an open-end fund during the entire fiscal year ended January 31, 1997.
**** This assumes shareholder approval of Proposal No. 10.

   Set forth below are examples which show the expenses that an investor in the Trust would pay on a $1,000 investment if the Trust remained closed-end compared to those expenses which an investor would incur on a similar investment if Proposal No. 4 is approved based upon the expense ratios set forth above but without regard to any applicable sales charges or redemption fees.

 EXAMPLES                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------- -------- --------- --------- ----------
You would pay the following expenses on a $1,000
 investment, assuming 5% annual return:
                                               Closed-End:     $17       $54      $ 93       $203
                                                 Open-End:     $20       $63      $109       $235


THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   (g) Voting Rights. The voting rights of holders of shares of the Trust will not change if the Trust converts to open-end status, except that the Board will have the authority to amend the Trust's Declaration of Trust or By-Laws to authorize the issuance of additional shares of the Trust without submitting such amendment to another shareholder vote.

   By virtue of the provisions of Massachusetts law, opportunities to vote may become less frequent if the Trust converts to open-end status, because the Trust will not hold shareholder meetings unless required to do so by the 1940 Act. Massachusetts law provides that, if the Declaration of Trust or By-Laws so provides, then the fund is not required to hold an annual shareholder meeting in any year in which the election of Trustees is not required to be acted upon under the 1940 Act. The current By-Laws of the Trust provide for an annual meeting of shareholders to be held. However, the Trustees have adopted amended and restated By-Laws to go into effect if Proposal No. 5 is approved, which provide that the Trust will not be required to hold an annual meeting in any year in which it is not required to do so under the 1940 Act. The Trust does not intend to hold annual meetings in any year in which it is not so required.

   By not having to hold annual shareholder meetings, the Trust would save the costs of preparing proxy materials and soliciting shareholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and shareholders as of the record date, such costs would aggregate approximately $25,000 per year. Under the 1940 Act, the Trust would be required to hold a shareholder meeting if the number of Trustees elected by the shareholders were less than a majority of the total number of Trustees, or if a change were sought in the fundamental investment policies of the Trust or in the Trust's status (such as, for example, a change from open-end to closed-end status).

   (h) Dividend Reinvestment Plan. The Trust intends to continue to provide the opportunity for shareholders to elect to receive dividends and capital gains distributions in cash or, at no charge to shareholders, in shares of the Trust. Whatever option a shareholder elected will remain the same after the Conversion. Effective upon conversion to an open-end investment company, such reinvestments in shares would be made at net asset value, rather than at the market value of the shares on the NYSE as presently provided by the Trust's current dividend reinvestment plan.

   (i) Senior Securities and Borrowings. The 1940 Act prohibits mutual funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies are permitted to issue "senior securities" representing indebtedness to any lender if the 300% asset coverage is met and may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not issue preferred stock. This ability to issue senior securities may give closed-end investment companies more flexibility in "leveraging" a fund's portfolio. The Trust, however, may only borrow money from a bank in an amount up to 25% of its total assets. In addition, the Trust is not permitted to issue any senior securities. These policies will be unchanged after the Conversion is effected. Accordingly, the Manager does not believe that the greater limitations on mutual funds in this respect will have a significant effect on the Trust's operations.


   (j) Shareholder Services. If Proposal No. 5 is approved and the Trust is converted into an open-end investment company, the same services will be made available to shareholders of the Trust as are available to shareholders of each of the open-end TCW/DW Funds (as defined below). Such services include:
(1) an automatic purchase plan, (2) a systematic withdrawal plan, (3) an Exchange Privilege which allows shareholders of the Trust to exchange their shares for shares of certain other TCW/DW Funds (as defined below) and (4) the ability to effect various transactions by telephone.


   (k) Distribution Plans. An open-end investment company, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. If the Trust is converted to a mutual fund and if Proposal No. 10 is approved by shareholders, the Trust will adopt a Plan of Distribution pursuant to Rule 12b-1 in order to compensate the Distributor for services provided and activities undertaken to distribute the shares of the Trust. See Proposal No. 10 below.

   (l) Minimum Investment and Involuntary Redemptions. If the Trust is converted to an open-end fund, it will adopt requirements that an initial investment in Trust shares and any subsequent investment must be in a specified minimum amount, in order to reduce the administrative burdens incurred in monitoring numerous small accounts. The Trust expects that the minimum initial purchase will be $1,000 ($100 if the account is opened through EasyInvestSM, an automatic purchase plan). The Trust reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder, other than a shareholder that is an IRA or other tax-deferred retirement plan, whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees. The Trust will notify such shareholder that the value of its shares is less than the applicable amount and allow the shareholder to make additional investment in an amount which will increase the value of the account to at least the applicable amount or more before the redemption.

   (m) Qualification as a Regulated Investment Company. The Trust intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, after conversion to open-end status, so that it will continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders. To qualify for this treatment the Trust must currently meet several requirements, one of which is that the Trust must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures contracts held for less than three months.

   (n) Multiple Classes of Shares. If the Trust is converted to an open-end fund, it may issue additional classes of its shares. Each class of shares would represent interests in the same portfolio of investments of the Trust but may have different sales charges and 12b-1 fees. It is anticipated that Shareholders of the Trust upon conversion would receive shares of the class with a 0.25% 12b-1 fee and a front-end sales charge but would be exempt from any such front-end sales charge with respect to shares owned on the conversion date.

REQUIRED VOTE


   Approval of this stockholder proposal requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at a meeting at which a quorum is present. Under the Trust's By-laws, the presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Unmarked proxies will be voted in abstention for this proposal.


RECOMMENDATION OF THE BOARD OF TRUSTEES


   FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY BELIEVES THAT THE SHAREHOLDER PROPOSAL RELATING TO CONVERTING TO AN OPEN-END INVESTMENT COMPANY IS APPROPRIATE FOR SHAREHOLDER DETERMINATION AND NEITHER SUPPORTS NOR OPPOSES THE RESOLUTION CONTAINED IN THE PROPOSAL.


  (5) IF PROPOSAL NO. 4 IS APPROVED, TO APPROVE THE CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY AND TO
                    AMEND THE TRUST'S DECLARATION OF TRUST

CONVERSION TO AN OPEN-END INVESTMENT COMPANY


   The shareholder proposal is framed as a recommendation that the Board of Trustees take action to convert the Trust from a closed-end fund to an open-end fund. Because it is merely a recommendation and is not self-operative additional matters would need to be voted on by the Board and by Shareholders in order to implement a conversion from closed-end status to open-end status. At a meeting held on February 19, 1997, the Board of Trustees determined that should the shareholder proposal be approved by shareholders, the Trust should be converted to an open-end fund as described below. Accordingly, in order to eliminate the need for a subsequent meeting of shareholders to vote on those matters necessary to implement such a conversion, and the preparation of a separate proxy statement related thereto, the Board unanimously approved the submission to shareholders of proposals 5 through 10 set forth below, each of which must be approved in order to implement a conversion from closed-end to open-end status (the "Conversion").

   Although management will use all practicable measures to keep costs at a minimum, certain costs will be incurred, many of which will be nonrecurring, in connection with the Conversion, including costs associated with the seeking of necessary government clearances, the preparation of a registration statement and prospectuses as required by federal securities laws (including printing, mailing and legal costs) and the payment of necessary filing fees under the securities laws of various states. The Trust estimates that these additional costs, which will be paid by the Trust, will amount to approximately $175,000. The Board anticipates that substantially all of these costs will be incurred by the Trust prior to the effective date of the Conversion.

   Neither the Trust nor its shareholders will realize any gain or loss for tax purposes as a result of the Trust's conversion. However, the shareholders will recognize a gain or loss if they later redeem their shares to the extent that the redemption proceeds are greater or less than the respective adjusted tax bases of their shares. Payment for any such redemption will be made within seven days after receipt of a proper request for redemption (in accordance with redemption procedures specified in the prospectus). Such payment may be postponed or the right of redemption suspended under unusual circumstances that affect the ability to value the securities in the Trust's portfolio, e.g., when normal trading is not taking place on the NYSE or when an emergency makes it not reasonably practicable for the Trust to dispose of portfolio securities or fairly to determine the value of its net assets.

AMENDMENT OF THE TRUST'S DECLARATION OF TRUST

   If the Conversion is approved, the conversion of the Trust to an open-end investment company will be accomplished by amending and restating the Trust's Declaration of Trust to, among other things, authorize the issuance of redeemable securities, provide that the Trust's outstanding shares will be redeemable at the option of the shareholders, change the Trust's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company and provide for the issuance of multiple classes of shares. In connection with the amendment and restatement of the Declaration of Trust, the Board of Trustees will also make necessary conforming changes to the By-Laws of the Trust including those necessary to provide that the Trust will not be required to hold an annual meeting in any year in which it is not required to do so under the 1940 Act.

   The proposed Amended and Restated Declaration of Trust reflects the changes necessary for the Trust to operate as an open-end investment company as noted above. In addition to the substantive changes enumerated in the preceding paragraph, the proposed Amended and Restated Declaration of Trust no longer contains provisions requiring supermajority shareholder approval of a merger, consolidation or sale of all or substantially all the assets of the Trust and providing that Trustees may only be removed for cause by the remaining trustees and by an 80% vote of approval by the Trust's outstanding shares. While these provisions, which generally serve to discourage a change in the control or structure of a company that is not supported by its board of trustees, are often part of the governing documents of closed-end investment companies whose shares are traded on the open market, these provisions are less necessary for an open-end investment company. Accordingly, the Amended and Restated Declaration of Trust proposes to delete those provisions previously requiring shareholder approval of a merger, consolidation or sale of all or substantially all the assets of the Trust by the affirmative vote of at least 80% of the Trust's outstanding shares, and provide, instead, that the vote of at least two-thirds of the Trust's outstanding shares be required to approve such changes; provided, however, that if such a change is recommended by the Trustees, then a majority of shares represented and entitled to vote at a meeting at which a quorum is present shall be sufficient to approve such changes. In addition, the Amended and Restated Declaration of Trust proposes to delete the provision specifying that a trustee can only be removed for cause by the remaining trustees and by an 80% vote of approval by the shareholders. Instead, the Amended and Restated Declaration of Trust will provide that a trustee may be removed for any reason by the action of two-thirds of the remaining trustees and by the affirmative vote of not less than two-thirds of the Trust's outstanding shares.


   If Proposal No. 4 and Proposals 5-10 are approved by shareholders, the proposed Amended and Restated Declaration of Trust, a copy of which is attached to this Proxy Statement as Exhibit B, is expected to be filed with the Secretary of the Commonwealth of Massachusetts to become effective simultaneously with the Conversion. Such filing will not be made, however, until shortly before a registration statement under the Securities Act of 1933 covering the offering of the shares of the Trust and the Trust's state securities registrations are anticipated to become effective. The registration statement would not be filed before the Conversion is approved by Shareholders.


REQUIRED VOTE

   Under the Trust's Declaration of Trust, conversion of the Trust from a closed-end investment company to an open-end investment company requires the affirmative vote of a majority of the Trust's shares outstanding and entitled to vote. If the proposal to convert the Trust is not approved by the shareholders, the Trust will continue to operate as a closed-end fund, the current provisions of the Trust's Declaration of Trust will remain in effect, and the Board will consider what further actions, if any, are desirable to reduce the discount at which the Trust's shares have traded.

   THE TRUSTEES UNAMIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL TO APPROVE THE CONVERSION AND TO AMEND THE DECLARATION OF TRUST IF PROPOSAL NO. 4 IS APPROVED.

 (6) IF PROPOSAL NO. 4 IS APPROVED, TO APPROVE THE ELECTION OF NINE TRUSTEES

   As prescribed in the Trust's Declaration of Trust and By-Laws, the Trustees were divided into three classes and their initial terms of office were staggered so that one class would be elected each year thereafter for a three-year term. The number of Trustees has currently been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine with their terms of office fixed as follows: Class I: Messrs. Haire, Johnson, Schroeder and Stern; Class II: Messrs. DeMartini and Larkin; and Class III: Messrs. Argue, Fiumefreddo and Nugent.

   The classified Board was intended, in part, to make it more difficult and time-consuming to change majority control of the Board of Trustees without its consent and thus to reduce the Trust's vulnerability to an unsolicited takeover proposal or similar action that does not contemplate an acquisition of all outstanding voting stock of the Trust. However, the conversion of the Trust to an open-end investment company would reduce, if not eliminate, the need for this precautionary measure. Therefore, the Board of Trustees has considered and approved the declassification of the Board in the event that the proposed conversion of the Trust to open-end status is approved.

   Five of the current Trustees (Messrs. Argue, Haire, Johnson, Nugent and Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected by the shareholders of the Trust.

   Accordingly, if Proposals No. 4 and 5 are approved, the Board of Trustees will be declassified and all nine Trustees will be elected to hold office until the next meeting of shareholders at which Trustees are elected and their successors shall have been elected and qualified. After the Conversion is effected, the Trust will not be required to hold annual meetings of shareholders and does not intend to hold such meetings unless required by law to do so. It is the intention of the persons named in the accompanying form of Proxy to vote in favor of the election of Messrs. Larkin, Haire, Johnson, Schroeder, Stern, DeMartini, Argue, Fiumefreddo and Nugent, all of whom are currently members of the Board of Trustees, if Proposal No. 4 is approved. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why said nominees would be unable or unwilling to accept nomination or election. The Trustees will be elected by a plurality of the votes cast at the Meeting.


   The information regarding each of the nine nominees for election as Trustee and each of the members of the Board is set forth under Proposal No.
1. This information includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of April 24, 1997 (shown in parentheses), positions with the Trust, and directorships or trusteeships in other companies which file periodic reports with the SEC, including the 83 investment companies, including the Trust, for which InterCapital serves as investment manager or adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, Dean Witter Services Company Inc. ("DWSC"), serves as the manager and TCW Funds Management, Inc. serves as the investment adviser (referred to herein as the "TCW/DW Funds"). Please also see Proposal No. 1 for a description of the Duties of the Board of Trustees, the Independent Trustees, the Committees and the Compensation of the Trustees on pages 3-10.


REQUIRED VOTE

   The election of the nine nominees as Trustees requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at a meeting at which a quorum is present.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NINE NOMINEES AS TRUSTEES, IF PROPOSAL NO. 4 IS APPROVED.

              (7) IF PROPOSAL NUMBER 4 IS APPROVED, TO APPROVE A
                      NEW INVESTMENT ADVISORY AGREEMENT


   On April 24, 1997, a majority of the Board of Trustees, including a majority of the Independent Trustees, approved a new investment advisory agreement between the Trust and TCW Funds Management, Inc. (the "New Investment Advisory Agreement"). The terms of the New Investment Advisory Agreement are similar to the terms of the investment advisory agreement currently in effect between the Trust and the Investment Advisor dated March 23, 1994 and amended June 27, 1996 (the "Current Investment Advisory Agreement"), except as discussed below. If Proposal No. 4 and this Proposal No. 7 are approved by the shareholders of the Trust, the Current Investment Advisory Agreement will be terminated and the New Investment Advisory Agreement will become effective upon effectiveness of the Conversion. If for any reason the Conversion is not effected, the Current Investment Advisory Agreement will remain in effect. The form of New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit C.


THE INVESTMENT ADVISORY AGREEMENT

   The terms of the Current Investment Advisory Agreement are set forth under Proposal No. 2. The New Investment Advisory Agreement will modify the terms of the Current Investment Advisory Agreement in certain minor respects to reflect the Trust's operation as an open-end investment company. In addition, because the Trust will calculate its net asset value daily rather than weekly, the fee payable under the New Investment Advisory Agreement will be based on a percentage of the Trust's average daily net assets. The investment advisory fee is currently based on a percentage of the Trust's average weekly net assets. Specifically, under the New Investment Advisory Agreement, the advisory fee payable to the Investment Adviser by the Trust will be at an annual rate of 0.50 of 1% of the Trust's average daily net assets.

   If Proposals No. 4 and 7 are not approved, the Current Investment Advisory Agreement will remain in effect in accordance with its terms.

REQUIRED VOTE


   The favorable vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act and set forth above in Proposal No. 2) is required for the approval of the New Investment Advisory Agreement.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT, IF PROPOSAL NO. 4 IS APPROVED.


               (8) IF PROPOSAL NUMBER 4 IS APPROVED, TO APPROVE
   A NEW SUB-ADVISORY AGREEMENT BETWEEN TCW FUNDS MANAGEMENT, INC. AND TCW
                        LONDON INTERNATIONAL, LIMITED

               (9) IF PROPOSAL NUMBER 4 IS APPROVED, TO APPROVE
 A NEW SUB-ADVISORY AGREEMENT BETWEEN TCW FUNDS MANAGEMENT, INC. AND TCW ASIA
                                   LIMITED


   On April 24, 1997, a majority of the Board of Trustees, including a majority of the Independent Trustees, approved two sub-advisory agreements (the "New Sub-Advisory Agreements") between the Trust and TCW London International, Limited ("TCW London") and TCW Asia Limited ("TCW Asia") (collectively, the "Sub-Advisers"). The terms of the New Sub-Advisory Agreements are similar to the terms of the sub-advisory agreements currently in effect between the Trust and the Sub-Advisers dated June 26, 1996 (the "Current Sub-Advisory Agreements"), except as discussed below. If Proposals No. 8 and 9 are approved by shareholders of the Trust, the Current Sub-Advisory Agreements will be terminated and the New Sub-Advisory Agreements will become effective upon effectiveness of the Conversion. If for any reason the Conversion is not effected, the Current Sub-Advisory Agreements will remain in effect. The form of the New Sub-Advisory Agreements are attached to this Proxy Statement as Exhibits D and E.


THE CURRENT SUB-ADVISORY AGREEMENTS

   TCW Funds Management, Inc. ("Investment Adviser") entered into sub-advisory agreements ("Sub-Advisory Agreements") with respect to the TCW/DW Emerging Markets Opportunities Trust ("Trust") with two affiliated companies TCW Asia Limited ("TCW Asia") and TCW London International, Limited ("TCW London") (collectively, the "Sub-Advisers"), which are both registered investment advisers under the Investment Advisers Act of 1940. The Sub-Advisory Agreements were initially approved by the Board of Trustees of the Trust, including all of the Independent Trustees, at a meeting held on April 17, 1996 and were approved by the shareholders at their Annual Meeting held on June 27, 1996.

SUB-ADVISORY AGREEMENT WITH TCW LONDON INTERNATIONAL, LIMITED

   The current Sub-Advisory Agreement with TCW London provides the Trust with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and will manage the assets of the Trust in a manner consistent with the Trust's investment objectives and policies. Under the Sub-Advisory Agreement, TCW London determines which securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Trust and the timing of such purchases, acquisitions, sales or dispositions. TCW London furnishes the Investment Adviser with the information, evaluations, analyses and opinions formulated or obtained by it in performing its services under this Sub-Advisory Agreement. All security transactions are reviewed by the Investment Adviser and are, in every instance, subject to the overall supervision of the Investment Adviser (See "The Investment Advisory Agreement" in Proposal No. 2 above).


   The Sub-Advisory Agreement provides that TCW London shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Sub-Advisory Agreement.

   In return for the services it renders under the Sub-Advisory Agreement, TCW London receives from the Investment Adviser, monthly compensation, determined by applying the annual rate of 0.50% to the Trust's average weekly net assets for which TCW London renders sub-advisory services. The compensation of TCW London is a responsibility of the Investment Adviser and not a responsibility of the Trust.

   The Sub-Advisory Agreement with TCW London had an initial term ending April 30, 1997 and provides that, after this period, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust and, in either event, by vote cast in person by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement's most recent continuation until April 30, 1998, was approved by the Trustees, including a majority of the Independent Trustees, at a Meeting of the Trustees held on April 24, 1997, called for the purpose of approving the Sub-Advisory Agreement.

   The Sub-Advisory Agreement also provides that it may be terminated at any time by the Trust, the Investment Adviser, TCW London, the Trustees of the Trust or by a vote of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days notice and will automatically terminate upon any assignment.


SUB-ADVISORY AGREEMENT WITH TCW ASIA LIMITED

   The current Sub-Advisory Agreement with TCW Asia provides the Trust with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and will manage the assets of the Trust in a manner consistent with the Trust's investment objectives and policies. Under the Sub-Advisory Agreement, TCW Asia determines which securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Trust and the timing of such purchases, acquisitions, sales or dispositions. TCW Asia furnishes the Investment Adviser with the information, evaluations, analyses and opinions formulated or obtained by it in performing its services under this Sub-Advisory Agreement. All security transactions are reviewed by the Investment Adviser and are, in every instance, subject to the overall supervision of the Investment Adviser (See "The Investment Advisory Agreement" in Proposal No. 2 above).


   The Sub-Advisory Agreement provides that TCW Asia shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Sub-Advisory Agreement.

   In return for the services it renders under the Sub-Advisory Agreement, TCW Asia receives from the Investment Adviser, monthly compensation, determined by applying the annual rate of 0.50% to the Trust's average weekly net assets for which TCW Asia renders sub-advisory services. The compensation of TCW Asia is a responsibility of the Investment Adviser and not a responsibility of the Trust.

   The Sub-Advisory Agreement had an initial term ending April 30, 1997 and provides that, after this period, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the oustanding voting securities of the Trust or by the Trustees of the Trust and, in either event, by vote cast in person by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement's most recent continuation until April 30, 1998, was approved by the Trustees, including a majority of the Independent Trustees, at a Meeting of the Trustees held on April 24, 1997, called for the purpose of approving the Sub-Advisory Agreement.

   The Sub-Advisory Agreement also provides that it may be terminated at any time by the Trust, the Investment Adviser, TCW Asia, the Trustees of the Trust or by a vote of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days notice and will automatically terminate upon any assignment.

THE NEW SUB-ADVISORY AGREEMENTS

   The New Sub-Advisory Agreements will modify the terms of the Current Sub-Advisory Agreements in certain minor respects to reflect the Trust's operation as an open-end investment company. In addition, because the Trust will calculate its net asset value daily rather than weekly, the fee payable under the New Sub-Advisory Agreements will be based on a percentage of the Trust's average daily net assets. The sub-advisory fee is currently based on a percentage of the Trust's average weekly net assets. Specifically, under the New Sub-Advisory Agreements, the sub-advisory fee payable to the Sub-Advisers by the Investment Adviser will be at an annual rate of 0.50 of 1% of the Trust's average daily net assets for which the Sub-Adviser renders sub-advisory services.

   If Proposals No. 4, 8 and 9 are not approved, the Current Sub-Advisory Agreements will remain in effect in accordance with their terms.

REQUIRED VOTE

   The favorable vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act and as set forth above in Proposal No.
2) is required for the approval of the New Sub-Advisory Agreements.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS, IF PROPOSAL NO. 4 IS APPROVED.

   (10) IF PROPOSAL NUMBER 4 IS APPROVED, TO APPROVE A PLAN OF DISTRIBUTION

   On April 24, 1997, the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the proposed Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") or any related agreement (the "Independent 12b-1 Trustees"), approved the Plan and a distribution agreement for the Trust's existing shares (the "Distribution Agreement") in connection with the conversion of the Trust from a closed-end investment company to an open-end investment company.

The Board of Trustees recommends the Plan to the shareholders of the Trust for approval or disapproval at this Meeting of Shareholders. The Distribution Agreement does not require and, is not being submitted for, shareholder approval.

   The purpose of the Plan is to compensate the Distributor for services it or any selected dealer provides and to reimburse the Distributor and others for expenses borne in connection with the distribution of the Trust's shares.


   If Proposal No. 10 is approved and the Plan implemented, the Plan will be applicable to the shares of the Trust (the existing shares of the Trust) and will become effective upon conversion of the Trust to open-end status. If for any reason the Conversion is not effected, the Plan would not be appropriate and, therefore, would not become effective. The form of the Plan is attached to this Proxy Statement as Exhibit F.


   The Plan authorizes the Trust to compensate the Distributor for all costs incurred by it in distributing the shares of the Trust at an annual rate not to exceed .25 of 1% per annum of the average monthly net assets of the Trust. The Plan specifies categories of compensable expenditures which include: the payment of commissions for sale of the Trust's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution or shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Trust's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.

   Under the Plan, the Trust is obligated to reimburse the Distributor, DWR, its affiliates and other broker-dealers for distribution expenses incurred by them specifically on behalf of the Trust. If the Distributor's expenses exceed the amounts of payments made by the Trust, the Trust will not be obligated to pay any additional expenses in the year incurred or in later years. If the Distributor's expenses are less than the amount of payments made by the Trust, it will make reimbursement to the Trust.

   In considering whether or not to approve the Plan, the Board reviewed, among other things, the nature and scope of the services to be provided by the Distributor, the Board also considered the potential benefit of the Plan to shareholders and potential investors. The Trustees took into account the competitive market environment in which the Trust will operate as an open-end investment company. More specifically, the Trustees recognized the need to provide adequate compensation to broker-dealers who serve existing shareholders or offer the Trust to prospective shareholders. Without such service, the Trust would incur a substantial risk that it could not maintain or increase its assets, threatening the viability of the Trust as an investment company. Based upon their review, the Trustees, including a majority of the Independent 12b-1 Trustees, determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders.

   As required by Rule 12b-1 under the 1940 Act, if approved by the shareholders, the Plan will continue in effect from year to year, provided such continuance is approved at least annually by a majority of the Board of Trustees and a majority of the Independent 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the continuation of the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a majority of the outstanding shareholders of the Trust. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time without payment of any penalty by vote of a majority of the Independent 12b-1 Trustees or by the vote of a majority of the outstanding shares of the Trust (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees.

REQUIRED VOTE

   The proposed Plan of Distribution requires approval of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act and set forth above in Proposal No. 2).

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 12B-1 PLAN, IF PROPOSAL NO. 4 IS APPROVED.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than December 31, 1997 for inclusion in the proxy statement and proxy for that meeting.

                           REPORTS TO SHAREHOLDERS


   THE TRUST'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED JANUARY 31, 1997, HAS BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DEAN WITTER TRUST COMPANY, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL FREE).


                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                                              By Order of the Trustees
                                                 BARRY FINK
                                                     Secretary

                                                                     EXHIBIT A

   TCW Funds Management Inc. serves as investment adviser to the Trust as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Trust, with net assets shown as of April 30, 1997.



                                                                      ANNUAL
                                                                    MANAGEMENT
                                                                  FEE AS PERCENT
                                                   NET ASSETS ON    OF AVERAGE
NAME                                               APRIL 30, 1997   NET ASSETS
------------------------------------------------- -------------- --------------
TCW/DW Emerging Markets Opportunities Trust ......  $310,244,899        (1)
TCW Galileo Funds, Inc.
 TCW Galileo Asia Pacific Equity Fund.............    43,370,758        (2)
 TCW Galileo Emerging Markets Fund................    62,941,210        (2)
 TCW Galileo Latin America Fund...................    82,228,113        (2)
TCW/DW Latin American Growth Fund.................   301,329,960        (3)
Dean Witter Select Dimensions Investment Series--
  Emerging Markets Portfolio .....................    23,506,681        (4)


1.  0.50% of the Trust's weekly net assets.
2.  1.00% of the Fund's annual net asset value.
3.  0.50% of the Fund's daily net assets.
4. 1.25% of the Portfolio's daily net assets paid to Dean Witter InterCapital, Inc. pursuant to an Investment Management Agreement of which 0.40% is paid to TCW Funds Management Inc., the Sub-Adviser, pursuant to a Sub-Advisory
    Agreement.


                                                                     EXHIBIT B


                             AMENDED AND RESTATED
                             DECLARATION OF TRUST
                                      OF
                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
                            DATED:         , 1997


                                   RECITALS

   TCW/DW Emerging Markets Opportunities Trust was created under a written declaration of trust finally executed and delivered in Boston, Massachusetts on December 22, 1993.

   The Trustees desire to amend the Declaration of Trust pursuant to the authority granted under Section 8.3 thereof.

                                  AGREEMENT

   The parties signatory hereto, as trustees, do hereby affirm the existence of a trust by executing this Amended and Restated Declaration of Trust and by causing the same to be filed with the Secretary of State of the Commonwealth of Massachusetts and the City Clerk of Boston, Massachusetts. The original Declaration of Trust is amended and restated as follows:

   THIS AMENDED AND RESTATED DECLARATION OF TRUST of TCW/DW Emerging Markets
Opportunities Trust is made the     day of      , 1997 by the parties
signatory hereto, as trustees (such persons, so long as they shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration of Trust and are then in office, being hereinafter called the "Trustees")

                                   ARTICLE I
                             NAME AND DEFINITIONS

   Section 1.1. Name. The name of the trust created hereby is the " TCW/DW Emerging Markets Opportunities Trust," and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever herein used) shall refer to the Trustees as Trustees, and not as individuals, or personally, and shall not refer to the officers, agents, employees or Shareholders of the Trust. Should the Trustees determine that the use of such name is not advisable, they may use such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name.

   Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

     (a) "By-Laws" means the By-Laws referred to in Section 3.9 hereof, as from time to time amended.

     (b) the terms "Commission," "Affiliated Person" and "Interested Person," have the meanings given them in the 1940 Act.

     (c) "Declaration" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

     (d) "Distributor" means the party, other than the Trust, to a contract described in Section 4.3 hereof.

     (e) "Fundamental Policies" shall mean the investment policies and restrictions set forth in the Prospectus and Statement of Additional Information and designated as fundamental policies therein.

     (f) "Investment Adviser" means any party, other than the Trust, to an investment advisory contract described in Section 4.1 hereof.

     (g) "Majority Shareholder Vote" means the vote of the holders of a majority of Shares, which shall consist of: (i) a majority of Shares represented in person or by proxy and entitled to vote at a meeting of Shareholders at which a quorum, as determined in accordance with the By-Laws, is present; (ii) a majority of Shares issued and outstanding and entitled to vote when action is taken by written consent of Shareholders; and (iii) a "majority of the outstanding voting securities," as the phrase is defined in the 1940 Act, when any action is required by the 1940 Act by such majority as so defined.

     (h) "Manager" means any party, other than the Trust, to a management contract described in Section 4.1 hereof.

     (i) "1940 Act" means the Investment Company Act of 1940 and the rules and regulations thereunder as amended from time to time.

     (j) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

      (k) "Prospectus" means the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of the Trust under the Securities Act of 1933 as such Prospectus and Statement of Additional Information may be amended or supplemented and filed with the Commission from time to time.

     (l) "Series" means one of the separately managed components of the Trust (or, if the Trust shall have only one such component, then that one) as set forth in Section 6.1 hereof or as may be established and designated from time to time by the Trustees pursuant to that section.

     (m) "Shareholder" means a record owner of outstanding Shares.

     (n) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the shares of any and all series or classes which may be established by the Trustees, and includes fractions of Shares as well as whole Shares.

     (o) "Transfer Agent" means the party, other than the Trust, to the contract described in Section 4.4 hereof.

     (p) "Trust" means the TCW/DW Emerging Markets Opportunities Trust .

     (q) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

     (r) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

                                  ARTICLE II
                                   TRUSTEES

   Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) nor more than fifteen (15).

   Section 2.2. Election and Term. The Trustees shall be elected by a vote of a majority of the outstanding voting securities, as defined by the 1940 Act, held by the initial shareholder(s) (i.e., the person(s) that supplied the seed capital required under Section 14(a) of the 1940 Act). The Trustees shall have the power to set and alter the terms of office of the Trustees, and they may at any time lengthen or lessen their own terms or make their terms of unlimited duration, subject to the resignation and removal provisions of Section 2.3 hereof. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may, pursuant to Section 2.4 hereof, appoint Trustees to fill vacancies. The Trustees shall adopt By-Laws not inconsistent with this Declaration or any provision of law to provide for election of Trustees by Shareholders at such time or times as the Trustees shall determine to be necessary or advisable.

   Section 2.3. Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregrate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) by the action of two-thirds of the remaining Trustees or by the action of the Shareholders of record of not less than two-thirds of the Shares outstanding (for purposes of determining the circumstances and procedures under which such removal by the Shareholders may take place, the provisions of Section 16(c) of the 1940 Act or of the corporate or business statute of any state in which Shares of the Trust are sold, shall be applicable to the same extent as if the Trust were subject to the provisions of that Section). Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

   Section 2.4. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they or he, in their or his discretion, shall see fit, made by a written instrument signed by a majority of the remaining Trustees. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this
Section 2.4, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

   Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under the Declaration except as herein otherwise expressly provided.

                                 ARTICLE III
                              POWERS OF TRUSTEES

   Section 3.1. General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities wheresoever in the world they may be located as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

    The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

   Section 3.2. Investments. The Trustees shall have the power to:

     (a) conduct, operate and carry on the business of an investment company;

     (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of negotiable or nonnegotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options, commodities, commodity futures contracts and related options, currencies, currency futures and forward contracts, and other securities, investment contracts and other instruments of any kind, including, without limitation, those issued, guaranteed or sponsored by any and all Persons including, without limitation, states, territories and possessions of the United States, the District of Columbia and any of the political subdivisions, agencies or instrumentalities thereof, and by the United States Government or its agencies or instrumentalities, foreign or international instrumentalities, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, and of corporations or organizations organized under foreign laws, or in "when issued" contracts for any such securities, or retain Trust assets in cash and from time to time change the investments of the assets of the Trust; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the Fundamental Policies be amended.

     (c) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders either to invest all or part of the investable Trust Property, or sell all or part of the Trust Property and invest all or part of the investable proceeds of such sale or sales, in another investment company that is registered under the 1940 Act.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

   Section 3.3. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

   Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

   Section 3.5. Borrowing Money; Lending Trust Assets. Subject to the Fundamental Policies, the Trustee shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust assets.

   Section 3.6. Delegation; Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient.

   Section 3.7. Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

   Section 3.8. Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

   Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein or in the By-Laws or by any provision of law, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of all the Trustees. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

   Section 3.10. Miscellaneous Powers. The Trustees shall have the power to:
(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property or the property of the appropriate Series of the Trust, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted to be taken by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, Share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust or any Series thereof has dealings, including any Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others;
(h) determine and change the fiscal year of the Trust or any Series thereof and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

   Section 3.11. Principal Transactions. Except in transactions permitted by the 1940 Act or any rule or regulation thereunder, or any order of exemption issued by the Commission, or effected to implement the provisions of any agreement to which the Trust is a party, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust or any Series thereof to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Distributor or Transfer Agent or with any Affiliated Person of such Person; but the Trust or any Series thereof may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

   Section 3.12. Litigation. The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust or any Series thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

                                  ARTICLE IV
        INVESTMENT ADVISER, DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

   Section 4.1. Investment Adviser and Manager. Subject to approval by a Majority Shareholder Vote, the Trustees may in their discretion from time to time enter into one or more investment advisory and management contracts or, if the Trustees establish multiple Series, separate investment advisory and management contracts with respect to one or more Series whereby the other party or parties to any such contracts shall undertake to furnish the Trust or such Series such management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. The vote of the initial shareholder(s) shall constitute "Majority Shareholder Vote" if such agreements are entered into prior to a public offering of Shares of the Trust. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or management contract. If the Shareholders of any one or more of the Series of the Trust should fail to approve any such investment advisory or management contract, the Investment Adviser may nonetheless serve as Investment Adviser with respect to any Series whose Shareholders approve such contract.

   Section 4.2. Administrative Services. The Trustees may in their discretion from time to time contract for administrative personnel and services whereby the other party shall agree to provide the Trustees or the Trust administrative personnel and services to operate the Trust on a daily or other basis, on such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more persons or entities.

   Section 4.3. Distributor. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of Shares to net the Trust or the applicable Series of the Trust not less than the net asset value per Share (as described in Article VIII hereof) and pursuant to which the Trust may either agree to sell the Shares to the other parties to the contracts, or any of them, or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV, including, without limitation, the provision for the repurchase or sale of shares of the Trust by such other party as principal or as agent of the Trust.

   Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration. Such services may be provided by one or more Persons.

   Section 4.5. Custodian. The Trustees may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least five million dollars ($5,000,000) to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust.

   Section 4.6. Parties to Contract. Any contract of the character described in Sections 4.1, 4.2, 4.3, 4.4 or 4.5 of this Article IV and any other contract may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV. The same Person may be the other party to any contracts entered into pursuant to Sections 4.1, 4.2, 4.3, 4.4 or 4.5 above or otherwise, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.6.

                                   ARTICLE V
                  LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                             TRUSTEES AND OTHERS

   Section 5.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify out of the property of the Trust and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability; provided that, in the event the Trust shall consist of more than one Series, Shareholders of a particular Series who are faced with claims or liabilities solely by reason of their status as Shareholders of that Series shall be limited to the assets of that Series for recovery of such loss and related expenses. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.


   Section 5.2. Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.


   Section 5.3. Indemnification. (a) The Trustees shall provide for indemnification by the Trust, or by one or more Series thereof, if the claim arises from his or her conduct with respect to only such Series, of any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws.

   (b) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

   Section 5.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

   Section 5.5. No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the Trust Estate (or, in the event the Trust shall consist of more than one Series, in the case of any such obligation which relates to a specific Series, only the Series which is a party thereto), and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not affect the validity of such obligation, contract instrument, certificate, Share, security or undertaking and shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

   Section 5.6. Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Adviser, Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                  ARTICLE VI
                        SHARES OF BENEFICIAL INTEREST

   Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest of $.01 par value. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees shall have the authority to establish and designate one or more Series or classes of shares. Each share of any Series shall represent an equal proportionate share in the assets of that Series with each other Share in that Series. The Trustees may divide or combine the shares of any Series into a greater or lesser number of shares in that Series without thereby changing the proportionate interests in the assets of that Series. Subject to the provisions of Section 6.9 hereof, the Trustees may also authorize the creation of additional series of shares (the proceeds of which may be invested in separate, independently managed portfolios) and additional classes of shares within any series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in Shares, shall be fully paid and nonassessable.

   Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in the Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares.

   Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

   Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares of any Series, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any Series into a greater or lesser number without thereby changing the proportionate beneficial interests in that Series. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or fractions of a Share as described in the Prospectus.

   Section 6.5. Register of Shares. A register shall be kept in respect of each Series at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares of each Series held by them respectively and a record of all transfers thereof. Such register may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

   Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

   Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law, except as may otherwise be provided by the laws of the Commonwealth of Massachusetts.

   Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. Annual reports and proxy statements need not be sent to a Shareholder if: (i) an annual report and proxy statement for two consecutive annual meetings, or (ii) all, and at least two, checks (if sent by first class mail) in payment of dividends or interest and shares during a twelve month period have been mailed to such Shareholder's address and have been returned undelivered. However, delivery of such annual reports and proxy statements shall resume once a Shareholder's current address is determined.

   Section 6.8. Voting Powers. The Shareholders shall have power to vote only
(i) for the election of Trustees as provided in Section 2.2 hereof, (ii) for the removal of Trustees as provided in Section 2.3 hereof, (iii) with respect to any investment advisory or management contract as provided in Section 4.1,
(iv) with respect to termination of the Trust as provided in Section 9.2, (v) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3, (vi) with respect to any merger, consolidation or sale of assets as provided in Section 9.4, (vii) with respect to incorporation of the Trust to the extent and as provided in Section 9.5,
(viii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders (provided that Shareholders of a Series are not entitled to vote in connection with the bringing of a derivative or class action with respect to any matter which only affects another Series or its Shareholders), (ix) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act and (x) with respect to such additional matters relating to the Trust as may be required by law, the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that Shares held in the treasury of the Trust as of the record date, as determined in accordance with the By-Laws, shall not be voted. On any matter submitted to a vote of Shareholders, all Shares shall be voted by individual Series except (1) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may, in conjunction with the establishment of any further Series or any classes of Shares, establish conditions under which the several series or classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

   Section 6.9. Series or Classes of Shares. The following provisions are applicable regarding the Series of Shares of the Trust established in Section
6.1 hereof and shall be applicable if the Trustees shall establish additional Series or shall divide the shares of any Series into two or more classes, also as provided in Section 6.1 hereof, and all provisions relating to the Trust shall apply equally to each Series thereof except as the context requires:

     (a) The number of authorized shares and the number of shares of each Series or of each class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued shares or any shares previously issued and reacquired of any Series or class into one or more Series or one or more classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or class), reissue for such consideration and on such terms as they may determine, or cancel any shares of any Series or any class reacquired by the Trust at their discretion from time to time.

     (b) The power of the Trustees to invest and reinvest the Trust Property shall be governed by Section 3.2 of this Declaration with respect to any one or more Series which represents the interests in the assets of the Trust immediately prior to the establishment of any additional Series and the power of the Trustees to invest and reinvest assets applicable to any other Series shall be as set forth in the instrument of the Trustees establishing such series which is hereinafter described.

     (c) All consideration received by the Trust for the issue or sale of shares of a particular Series or class together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series or class, the Trustees shall allocate them among any one or more of the Series or classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all Series or classes for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

     (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series. All expenses and liabilities incurred or arising in connection with a particular Series, or in connection with the management thereof, shall be payable solely out of the assets of that Series and creditors of a particular Series shall be entitled to look solely to the property of such Series for satisfaction of their claims. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

     (e) The power of the Trustees to pay dividends and make distributions shall be governed by Section 8.2 of this Declaration with respect to any one or more Series or classes which represents the interests in the assets of the Trust immediately prior to the establishment of any additional Series or classes. With respect to any other Series or class, dividends and distributions on shares of a particular Series or class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of shares of that Series or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series or class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series or class. All dividends and distributions on shares of a particular Series or class shall be distributed pro rata to the holders of that Series or class in proportion to the number of shares of that Series or class held by such holders at the date and time of record established for the payment of such dividends or distributions.

     (f) The Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, including voting and dividend rights, of each class and Series of Shares.

     (g) Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that the holders of Shares of any Series or class shall have the right to convert or exchange said Shares into Shares of one or more Series of Shares in accordance with such requirements and procedures as may be established by the Trustees.

     (h) The establishment and designation of any Series or class of shares in addition to those established in Section 6.1 hereof shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of such Series or class, or as otherwise provided in such instrument. At any time that there are no shares outstanding of any particular Series or class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

     (i) Shareholders of a Series shall not be entitled to participate in a derivative or class action with respect to any matter which only affects another Series or its Shareholders.

     (j) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro-rata share of distributions of income and capital gains made with respect to such Series. In the event of the liquidation of a particular Series, the Shareholders of that Series which has been established and designated and which is being liquidated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Series over the liabilities belonging to that Series. The holders of Shares of any Series shall not be entitled hereby to any distribution upon liquidation of any other Series. The assets so distributable to the Shareholders of any Series shall be distributed among such Shareholders in proportion to the number of Shares of that Series held by them and recorded on the books of the Trust. The liquidation of any particular Series in which there are Shares then outstanding may be authorized by an instrument in writing, without a meeting, signed by a majority of the Trustees then in office, subject to the approval of a majority of the outstanding voting securities of that Series, as that phrase is defined in the 1940 Act.

                                 ARTICLE VII
                                 REDEMPTIONS

   Section 7.1. Redemptions. Each Shareholder of a particular Series shall have the right at such times as may be permitted by the Trust to require the Trust to redeem all or any part of his Shares of that Series, upon and subject to the terms and conditions provided in this Article VII. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding shares for an amount per share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per share shall not exceed the cash equivalent of the proportionate interest of each share or of any class or Series of shares in the assets of the Trust at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, and may, at any time and from time to time, pursuant to such Act and such rules and regulations, suspend such right of redemption. The procedures for effecting and suspending redemption shall be as set forth in the Prospectus from time to time. Payment will be made in such manner as described in the Prospectus.

   Section 7.2. Redemption at the Option of the Trust. Each Share of the Trust or any Series of the Trust shall be subject to redemption at the option of the Trust at the redemption price which would be applicable if such Share were then being redeemed by the Shareholder pursuant to Section 7.1: (i) at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the holders of the Shares of the Trust or of any Series, or (ii) upon such other conditions with respect to maintenance of Shareholder accounts of a minimum amount as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

   Section 7.3. Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 7.4 hereof, the Trustees shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any Series thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 7.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or a Series thereof shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 8.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

   Section 7.4. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust or a Series thereof of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust or a Series thereof fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the rights of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                 ARTICLE VIII
                      DETERMINATION OF NET ASSET VALUE,
                         NET INCOME AND DISTRIBUTIONS

   Section 8.1. Net Asset Value. The net asset value of each outstanding Share of each Series of the Trust shall be determined on such days and at such time or times as the Trustees may determine. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Prospectus. The power and duty to make the daily calculations may be delegated by the Trustees to any Investment Adviser, the Custodian, the Transfer Agent or such other person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

   Section 8.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or of any Series such proportion of the net income, earnings, profits, gains, surplus (including paid-in surplus), capital, or assets of the Trust or of such Series held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or of such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or of that Series additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record (determined in accordance with the Prospectus) of the Trust or of such Series at the time of declaring a distribution or among the Shareholders of record of the Trust or of such Series at such later date as the Trustees shall determine. The Trustees may always retain from the net income, earnings, profits or gains of the Trust or of such Series such amount as they may deem necessary to pay the debts or expenses of the Trust or of such Series or to meet obligations of the Trust or of such Series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders of the Trust or of any Series such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees deem appropriate.

   Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

   Section 8.3. Determination of Net Income. The Trustees shall have the power to determine the net income of any Series of the Trust and from time to time to distribute such net income ratably among the Shareholders as dividends in cash or additional Shares of such Series issuable hereunder. The determination of net income and the resultant declaration of dividends shall be as set forth in the Prospectus. The Trustees shall have full discretion to determine whether any cash or property received by any Series of the Trust shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much, if any, of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

   Section 8.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable to enable the Trust to comply with any provision of the 1940 Act, or any rule or regulation thereunder, including any rule or regulation adopted pursuant to Section 22 of the 1940 Act by the Commission or any securities association registered under the Securities Exchange Act of 1934, or any order of exemption issued by said Commission, all as in effect now or hereafter amended or modified. Without limiting the generality of the foregoing, the Trustees may establish classes or additional Series of Shares in accordance with Section 6.9.

                                  ARTICLE IX
           DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

   Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

   Section 9.2. Termination of Trust. (a) The Trust or any Series may be terminated (i) by a Majority Shareholder Vote at any meeting of Shareholders of the Trust or the appropriate Series thereof, (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by a Majority Shareholder Vote of the Trust or the appropriate Series thereof, or by such other vote as may be established by the Trustees with respect to any class or Series of Shares, or (iii) with respect to a Series as provided in Section 6.9(h). Upon the termination of the Trust or the Series:

     (i) The Trust or the Series shall carry on no business except for the purpose of winding up its affairs.

     (ii) The Trustees shall proceed to wind up the affairs of the Trust or the Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property allocated or belonging to such Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property or Trust Property allocated or belonging to such Series shall require Shareholder approval in accordance with Section 9.4 hereof.

     (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property allocated or belonging to such Series, in cash or in kind or partly each, among the Shareholders of the Trust according to their respective rights.

   Section 9.3. Amendment Procedure. (a) This Declaration may be amended by a Majority Shareholder Vote, at a meeting of Shareholders, or by written consent without a meeting. The Trustees may also amend this Declaration without the vote or consent of Shareholders (i) to change the name of the Trust or any Series or classes of Shares, (ii) to supply any omission, or cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, (iii) if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code, or to eliminate or reduce any federal, state or local taxes which are or may be payable by the Trust or the Shareholders, but the Trustees shall not be liable for failing to do so, or
(iv) for any other purpose which does not adversely affect the rights of any Shareholder with respect to which the amendment is or purports to be applicable.

   (b) No amendment may be made under this Section 9.3 which would change any rights with respect to any Shares of the Trust or of any Series of the Trust by reducing the amount payable thereon upon liquidation of the Trust or of such Series of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or of such Series outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series or class of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

   (c) A certificate signed by a majority of the Trustees or by the Secretary or any Assistant Secretary of the Trust, setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees or certified by the Secretary or any Assistant Secretary of the Trust, shall be conclusive evidence of such amendment when lodged among the records of the Trust. Unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective when lodged among the records of the Trust.

   Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

   Section 9.4. Merger, Consolidation and Sale of Assets. The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or Trust Property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized, at any meeting of Shareholders called for the purpose, by the affirmative vote of the holders of not less than two-thirds of the Shares of the Trust or such Series outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series or class of Shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, a Majority Shareholder Vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the laws of the Commonwealth of Massachusetts. Nothing contained herein shall be construed as requiring approval of Shareholders for (a) any sale of assets in the ordinary course of business for the Trust or any Series or class of Shares or (b) any transaction described in Section 3.2(c) hereof.

   Section 9.5. Incorporation. With approval of a Majority Shareholder Vote, or by such other vote as may be established by the Trustees with respect to any Series or class of Shares, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the Trust Property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the Trust Property allocated or belonging to such Series to any such corporation, trust, partnership, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for (a) the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities or (b) any transaction described in Section 3.2(c) hereof.

                                  ARTICLE X
                           REPORTS TO SHAREHOLDERS

   The Trustees shall at least semi-annually submit or cause the officers of the Trust to submit to the Shareholders a written financial report of each Series of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                  ARTICLE XI
                                MISCELLANEOUS

   Section 11.1. Filing. This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee or by the Secretary or any Assistant Secretary of the Trust stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

   Section 11.2. Resident Agent. The Prentice-Hall Corporation System, Inc., 84 State Street, Boston, Massachusetts 02109 is the resident agent of the Trust in the Commonwealth of Massachusetts.

   Section 11.3. Governing Law. This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the laws thereof and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said State.

   Section 11.4. Counterparts. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

   Section 11.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee hereunder, or Secretary or Assistant Secretary of the

Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

   Section 11.6. Provisions in Conflict with Law or Regulations. (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provisions shall be deemed superseded by such law or regulation to the extent necessary to eliminate such conflict; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

   (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall pertain only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

   Section 11.7. Use of the name "TCW/DW." Dean Witter, Discover & Co. ("DWDC") and the TCW Group Inc. and Trust Company of the West ("TCW") have consented to the use by the Trust of the identifying name "TCW/DW," which is a property right of DWDC and TCW. The Trust will only use the name "TCW/DW" as a component of its name and for no other purpose, and will not purport to grant to any third party the right to use the name "TCW/DW" for any purpose. DWDC or TCW, or any corporate affiliate of the parent of either, may use or grant to others the right to use the name "TCW/DW," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. At the request of DWDC or TCW or their respective parents or affiliates, the Trust will take such action as may be required to provide its consent to the use by DWDC or TCW or their respective parents or affiliates, or any corporate affiliate of such parents or affiliates, or by any person to whom DWDC or TCW or their respective parents or affiliates, shall have granted the right to the use of the name "TCW/DW," or any combination or abbreviation thereof. Upon the termination of (i) any management agreement into which DWDC and the Trust may enter, (ii) any investment advisory agreement into which TCW and the Fund may enter, or (iii) the alliance agreement between DWDC and TCW under which DWDC and TCW, or affiliates of either, have agreed to provide their respective services pursuant to contracts with the Trust, the Trust shall, upon request by DWDC or TCW or their respective parents or affiliates, cease to use the name "TCW/DW" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, trustees and shareholders to take any and all actions which DWDC or TCW or their respective parents or affiliates, may request to effect the foregoing and to reconvey to DWDC or TCW or their respective parents or affiliates, any and all rights to such name.

   Section 11.8. Principal Place of Business. The principal place of business of the Trust shall be Two World Trade Center, New York, New York 10048, or such other location as the Trustees may designate from time to time.

                                                                     EXHIBIT C


                  FORM OF NEW INVESTMENT ADVISORY AGREEMENT

   AGREEMENT made as of the      day of      , 1997, by and between TCW/DW
Emerging Markets Opportunities Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and TCW Funds Management Inc., a California corporation (hereinafter called the "Investment Adviser"):

   WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Adviser to render investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, The Investment Adviser desires to be retained to perform services on said terms and conditions;

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Adviser agree as follows:

   1. The Fund hereby retains the Investment Adviser to act as investment adviser of the Fund and, subject to the supervision of the Trustees of the Fund (the "Trustees"), to invest the Fund's assets as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously invest the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Adviser may, at its own expense, enter into Sub-Advisory Agreements with Sub-Advisors to make determinations as to the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Sub-Advisors, in consultation with the Investment Adviser, shall deem necessary or appropriate; provided that the Investment Adviser shall be responsible for monitoring compliance by such Sub-Advisors with the investment policies and restrictions of the Fund and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe.

    3. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Adviser may desire. The Investment Adviser shall provide the Fund's manager with such records and information as may reasonably be required by the Fund's manager pursuant to its obligations under its management agreement with the Fund to maintain the Fund's books and records.

   4. The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

   5. The Investment Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of its directors, officers and employees, if any, who are also Trustees or officers of the Fund.

   6. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except expenses borne by the Fund's manager pursuant to a management agreement with the Fund), including without limitation: fees pursuant to any management agreement into which the Fund may enter; fee pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or the Fund's manager or any corporate affiliate of either of them; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Adviser or the Fund's manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7. For the services to be rendered by the Investment Adviser, the Fund shall pay to the Investment Adviser monthly compensation, calculated from the day following commencement of operations by the

Fund, determined by applying the annual rate of 0.50% to the Fund's average daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and paid monthly by applying 1/365ths of the annual rates to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   8. The Investment Adviser will use its best efforts in its investment of the Fund's assets, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors. The Adviser shall be indemnified by the Fund as an agent of the Fund in accordance with the terms of Section 4.8 of the Fund's By-Laws.

   9. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of the Fund, and shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Investment Adviser or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Adviser to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Board of Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Adviser, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Adviser may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Adviser shall be liable for failing to do so.

   12. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the Advisers Act or any rules, regulations or orders of the Securities and Exchange Commission, the latter shall control.

   13. The Fund acknowledges that Trust Company of the West, an affiliate of the Investment Adviser, owns its own name, initials and logo. The Fund agrees to change its name at the request of the Investment Adviser if this Agreement is terminated for any reason.

   14. The Amended and Restated Declaration of Trust of TCW/DW Emerging
Markets Opportunities Trust, dated       , 1997, a copy of which, together
with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name TCW/DW Emerging Markets Opportunities Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of TCW/DW Emerging Markets Opportunities Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said TCW/DW Emerging Markets Opportunities Trust, but the Trust Estate only shall be liable.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on the day and year first above written in New York, New York.

                                            TCW/DW EMERGING MARKETS
                                             OPPORTUNITIES TRUST

                                            By  .......................

Attest:

 ...............................

                                            TCW FUNDS MANAGEMENT, INC.

                                            By  .......................

                                            By  .......................
Attest:

 ...............................

                                                                     EXHIBIT D


                        FORM OF SUB-ADVISORY AGREEMENT

   AGREEMENT made as of the      day of      , 1997 by and between TCW Funds
Management, Inc., a California corporation ("FMI"), and TCW Asia Limited, a Hong Kong corporation ("TCW Asia").

   WHEREAS, FMI has entered into an Investment Advisory Agreement with TCW/DW Emerging Markets Opportunities Trust (the "Fund") to provide investment advisory services for the Fund;

   WHEREAS, TCW Asia is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser;

   WHEREAS, FMI desires to retain the services of TCW Asia to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth;

   WHEREAS, TCW Asia desires to be retained by FMI to provide such investment advisory services on said terms and conditions;

   NOW, THEREFORE; in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties agree as follows:

   1. Subject to the supervision of FMI, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund which Registration Statement contains a recital of risk factors, and such investment objective, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by FMI in writing to TCW Asia, TCW Asia agrees to provide the Fund with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and shall manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund and shall determine the securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Fund and the timing of such purchases, acquisitions, sales or dispositions. TCW Asia agrees to furnish to or place at the disposal of FMI the information, evaluations, analyses and opinions formulated or obtained by it in performing its advisory services under this Agreement. FMI and TCW Asia agree to make their officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other. Nothing in this Agreement shall require FMI to utilize the services of TCW Asia with respect to any specific or minimum percentage of the assets of the Fund.

   2. TCW Asia shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of TCW Asia shall be deemed to include persons employed or otherwise retained by TCW Asia to furnish statistical and other factual data, advice regarding economic factors and trends, information, advice and assistance as FMI may desire. TCW Asia shall maintain whatever records as may be required to be maintained by it under the Investment Company Act of 1940, as amended (the "Act"), or the Investment Advisers Act of 1940. All such records so maintained shall be the property of the Fund and shall be made available to FMI and the Fund, upon the request of FMI or the Fund. TCW Asia shall provide all account statements and performance or financial records as required by United States securities laws. TCW Asia acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

   3. FMI will, from time to time, furnish or otherwise make available to TCW Asia such financial reports, proxy statements and other information provided it by the Fund, including investment policies and restrictions from time to time prescribed by the Trustees of the Fund, relating to the business and affairs of the Fund as TCW Asia may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations. All instructions given by FMI to TCW Asia shall be in writing and sent to TCW Asia's principal office and shall take effect upon actual receipt by TCW Asia.

    4. For the services to be rendered, FMI, at its own expense, shall pay TCW Asia monthly compensation, determined by applying the annual rate of 0.50% to the Trust's average daily net assets for which TCW Asia renders sub-advisory services. For the purpose of calculating such fee, the net asset value for a month shall be the average of the daily net asset values for which TCW Asia provides sub-advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

   In the event that the aggregate compensation received by FMI from the Trust for any month is less than that specified above, the compensation payable by FMI to TCW Asia shall be equal to that received by FMI. The compensation of TCW Asia is a responsibility of FMI and not a responsibility of the Trust.

   5. TCW Asia will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, TCW Asia shall not be liable to InterCapital, FMI or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by TCW Asia or for any losses sustained by the Fund or its investors. TCW Asia shall be indemnified by the Fund as an agent of the Fund in accordance with the terms of Section 4.8 of the Fund's By-Laws.

   6. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, TCW Asia and in any person controlled by or under common control or affiliated with TCW Asia and that TCW Asia and any person controlled by or under common control or affiliated with TCW Asia may have an interest in the Fund. It is also understood that TCW Asia and any affiliated persons thereof or any persons controlled by or under common control with TCW Asia have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict TCW Asia or any affiliated person thereof from so acting or engaging in any other business.

   7. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to FMI and TCW Asia, either by majority vote of the Trustees of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment, as defined in the Act, unless automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Advisory Agreement; (d) FMI may terminate this Agreement without payment of penalty on thirty days' written notice to TCW Asia and the Fund; and (e) TCW Asia may terminate this Agreement without the payment of penalty on thirty days' written notice to FMI and the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage paid, to the other party at its principal business office.

   8. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, FMI nor TCW Asia shall be liable for failing to do so.

   9. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

   10. The effective date of this Agreement shall be the day and year first written above.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Los Angeles, California.

Accepted and Agreed to as of the Day and Year First Above Written:
TCW/DW EMERGING
MARKETS OPPORTUNITIES TRUST
By:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
-----------------------------------------------------------------------------

Attest:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
-----------------------------------------------------------------------------


TCW FUNDS MANAGEMENT, INC.

By:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
-----------------------------------------------------------------------------

Attest:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
-----------------------------------------------------------------------------


TCW ASIA LIMITED

By:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
-----------------------------------------------------------------------------

Attest:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
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                               D-3

                                                                     EXHIBIT E


                        FORM OF SUB-ADVISORY AGREEMENT

   AGREEMENT made as of the      day of      , 1997 by and between TCW Funds
Management, Inc., a California corporation ("FMI"), and TCW London International, Limited, a California corporation ("TCW London").

   Whereas, FMI has entered into an Investment Advisory Agreement with TCW/DW Emerging Markets Opportunities Trust (the "Fund") to provide investment advisory services for the Fund;

   Whereas, TCW London is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser;

   Whereas, TCW London is a member of the Investment Management Regulatory Organization Limited ("IMRO") and as such is regulated by IMRO in the conduct of its investment business and nothing in this Agreement shall exclude any liability of TCW London to the Fund under the Financial Services Act of 1986 or the IMRO Rules;

   Whereas, FMI desires to retain the services of TCW London to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth;

   Whereas, TCW London desires to be retained by FMI to provide such investment advisory services on said terms and conditions;

   NOW, THEREFORE; in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties agree as follows:

   1. Subject to the supervision of FMI, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund which Registration Statement contains a recital of risk factors, and such investment objective, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by FMI in writing to TCW London, TCW London agrees to provide the Fund with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder and shall manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund and shall determine the securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Fund and the timing of such purchases, acquisitions, sales or dispositions. TCW London agrees to furnish to or place at the disposal of FMI the information, evaluations, analyses and opinions formulated or obtained by it in performing its advisory services under this Agreement. FMI and TCW London agree to make their officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other. Nothing in this Agreement shall require FMI to utilize the services of TCW London with respect to any specific or minimum percentage of the assets of the Fund.

   2. TCW London shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of TCW London shall be deemed to include persons employed or otherwise retained by TCW London to furnish statistical and other factual data, advice regarding economic factors and trends, information, advice and assistance as FMI may desire. TCW London shall maintain whatever records as may be required to be maintained by it under the Investment Company Act of 1940, as amended (the "Act"), or the Investment Advisers Act of 1940. All such records so maintained shall be the property of the Fund and shall be made available to FMI and the Fund, upon the request of FMI or the Fund. TCW London shall provide all account statements and performance or financial records as required by United States securities laws. TCW London acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

    3. FMI will, from time to time, furnish or otherwise make available to TCW London such financial reports, proxy statements and other information provided it by the Fund, including investment policies and restrictions from time to time prescribed by the Trustees of the Fund, relating to the business and affairs of the Fund as TCW London may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations. All instructions given by FMI to TCW London shall be in writing and sent to TCW London's principal office and shall take effect upon actual receipt by TCW London.

   4. For the services to be rendered, FMI, at its own expense, shall pay TCW London monthly compensation, determined by applying the annual rate of 0.50% to the Trust's average daily net assets for which TCW London renders sub-advisory services. For the purpose of calculating such fee, the net asset value for a month shall be the average of the daily net asset values for which TCW London provides sub-advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

   In the event that the aggregate compensation received by FMI from the Trust for any month is less than that specified above, the compensation payable by FMI to TCW London shall be equal to that received by FMI. The compensation of TCW London is a responsibility of FMI and not a responsibility of the Trust.

   5. TCW London will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, TCW London shall not be liable to InterCapital, FMI or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by TCW London or for any losses sustained by the Fund or its investors. TCW London shall be indemnified by the Fund as an agent of the Fund in accordance with the terms of Section 4.8 of the Fund's By-Laws.

   6. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, TCW London and in any person controlled by or under common control or affiliated with TCW London and that TCW London and any person controlled by or under common control or affiliated with TCW London may have an interest in the Fund. It is also understood that TCW London and any affiliated persons thereof or any persons controlled by or under common control with TCW London have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict TCW London or any affiliated person thereof from so acting or engaging in any other business.

   7. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to FMI and TCW London, either by majority vote of the Trustees of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment, as defined in the Act, unless automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Advisory Agreement; (d) FMI may terminate this Agreement without payment of penalty on thirty days' written notice to TCW London and the Fund; and (e) TCW London may terminate this Agreement without the payment of penalty on thirty days' written notice to FMI and the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage paid, to the other party at its principal business office.

   8. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, FMI nor TCW London shall be liable for failing to do so.

   9. All formal complaints should, in the first instance, be made in writing to TCW London's compliance officer at TCW London's principal office. In addition, the FMI and/or the Fund shall have a right to complain directly to IMRO.

   10. A statement is available from TCW London describing FMI's and/or the Fund's rights to compensation, if any, in the event that TCW London is unable to meet its liabilities.

   11. FMI acknowledges that for purposes of the IMRO rules, it will be treated as a non-private customer.

   12. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

   13. The effective date of this Agreement shall be the day and year first written above.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Los Angeles, California.

Accepted and Agreed to as of the Day and Year First Above Written:

TCW/DW EMERGING
MARKETS OPPORTUNITIES TRUST

By:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
-----------------------------------------------------------------------------

Attest:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
-----------------------------------------------------------------------------


TCW FUNDS MANAGEMENT, INC.

By:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
-----------------------------------------------------------------------------

Attest:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
-----------------------------------------------------------------------------


TCW LONDON INTERNATIONAL LIMITED

By:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
-----------------------------------------------------------------------------

Attest:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------

Title:
-----------------------------------------------------------------------------

                                                                     EXHIBIT F


                 PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
                                      OF
                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

   WHEREAS, TCW/DW Emerging Markets Opportunities Trust (the "Fund") intends to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, the Fund desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the Act, and the Trustees have determined that there is a reasonable likelihood that adoption of the Plan of Distribution will benefit the Fund and its shareholders; and

   WHEREAS, the Fund and Dean Witter Distributors Inc. (the "Distributor") have entered into a separate Distribution Agreement dated as of this date, pursuant to which the Fund has employed the Distributor in such capacity during the continuous offering of shares of the Fund.

   NOW, THEREFORE, the Fund hereby adopts, and the Distributor hereby agrees to the terms of, this Plan of Distribution (the "Plan") in accordance with Rule 12b-1 under the Act on the following terms and conditions:

   1. The Fund shall pay to the Distributor, as the distributor of securities of which the Fund is the issuer, compensation for distribution of its shares at the rate of 0.25% per annum of the Fund's average daily net assets. Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees shall determine. The Distributor may direct that all or any part of the amounts receivable by it under this Plan be paid directly to Dean Witter Reynolds Inc. ("DWR"), its affiliates or other broker-dealers who provide distribution and/or shareholder services. All payments made hereunder pursuant to the Plan shall be in accordance with the terms and limitations of the Rules of Conduct of the National Association of Securities Dealers, Inc.

   2. The amount set forth in paragraph 1 of this Plan shall be paid for services of the Distributor, DWR, its affiliates and other broker-dealers it may select in connection with the distribution of the Fund's shares, including personal services to shareholders with respect to their holdings of Fund shares, and may be spent by the Distributor, DWR, its affiliates and such broker-dealers on any activities or expenses related to the distribution of the Fund's shares or services to shareholders, including, but not limited to: compensation to, and expenses of, account executives or other employees of the Distributor, DWR, its affiliates or other broker-dealers; overhead and other branch office distribution-related expenses and telephone expenses of persons who engage in or support distribution of shares or who provide personal services to shareholders; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials and opportunity costs in incurring the foregoing expenses (which may be calculated as a carrying charge on the excess of the distribution expenses incurred by the Distributor, DWR, its affiliates or other broker-dealers over distribution revenues received by them). The overhead and other branch office distribution-related expenses referred to in this paragraph 2 may include: (a) the expenses of operating the branch offices of the Distributor or other broker-dealers, including DWR, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies;
(b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales. Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.

    3. This Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Fund (as defined in the Act).

   4. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of a majority of the Board of Trustees of the Fund and of the Trustees who are not "interested persons" of the Fund (as defined in the Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

   5. This Plan shall continue in effect until April 30, 1998, and from year to year thereafter, provided such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 4 hereof.

   6. The Distributor shall provide to the Trustees of the Fund and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In this regard, the Trustees shall request the Distributor to specify such items of expenses as the Trustees deem appropriate. The Trustees shall consider such items as they deem relevant in making the determinations required by paragraph 5 hereof.

   7. This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Fund. In the event of any such termination or in the event of nonrenewal, the Fund shall have no obligation to pay expenses which have been incurred by the Distributor, DWR, its affiliates or other broker-dealers in excess of payments made by the Fund pursuant to this Plan. However, this shall not preclude consideration by the Trustees of the manner in which such excess expenses shall be treated.

   8. This Plan may not be amended to increase materially the amount the Fund may spend for distribution provided in paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of the Fund, and no material amendment to the Plan shall be made unless approved in the manner provided for approval in paragraph 4 hereof.

   9. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the Trustees who are not interested persons.

   10. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

   11. The Amended and Restated Declaration of Trust of TCW/DW Emerging
Markets Opportunities Trust, dated         , 1997, a copy of which, together
with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name TCW/DW Emerging Markets Opportunities Trust refers to the Trustees under the Declaration collectively as Trustees but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of TCW/DW Emerging Markets Opportunities Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said TCW/DW Emerging Markets Opportunities Trust, but the Trust Estate only shall be liable.

   IN WITNESS WHEREOF, the Fund and the Distributor have executed this Plan of Distribution as of the day and year set forth below in New York, New York.

Date:            , 1977


TCW/DW EMERGING MARKETS
 OPPORTUNITIES TRUST

By
 .............................................

Attest:

 .............................................


DEAN WITTER DISTRIBUTORS INC.

By
 .............................................

Attest:

 .............................................

                        Dean Witter Trust Company
                       Harborside Financial Center
                                Plaza Two
                       Jersey City, NJ 07311-3977

          PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING
TCW/DW EMERGING MARKETS                   THIS PROXY IS SOLICITED ON BEHALF OF
OPPORTUNITIES TRUST                         THE BOARD OF TRUSTEES OF THE TRUST

   The undersigned hereby appoints Robert M. Scanlan, Barry Fink and Robert
S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of TCW/DW Emerging Markets Opportunities Trust on June 24, 1997 at 10:00 a.m., New York City time, and at any adjournments thereof, on the proposals set forth in the Notice of Meeting dated May 6, 1997 as follows:

   The shares represented by this proxy will be voted on the following matters as specified on the reverse side by the undersigned. If no specification is made, this proxy will be voted for the Trustees in Proposals 1 and 6, in favor of Proposals 2, 3, 5 and 7-10 and in abstention on Proposal
4. Note: This proxy must be returned in order for your shares to be voted.

                                            ----------------------------------
                                            |                                |
                                            |                                |
                                            |                                |
                                            ----------------------------------
                                            Please sign in box above exactly
                                            as your name or names appear at
                                            left.
                                            Dated ___________________, 1997
                                                                        (OVER)

                                  IMPORTANT
                   PLEASE SEND IN YOUR PROXY........TODAY!
       YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT
      PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE
         OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. \b


 1. Election of Trustees:                                             FOR THE NOMINEES,        WITHHOLD
    Richard M. DeMartini, Thomas E. Larkin, Jr.                         EXCEPT THOSE           AUTHORITY
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,            WHOSE NAMES        TO VOTE FOR ALL
    WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.                       ARE INSERTED ON      OF THE NOMINEES
    ---------------------------------------------------------         THE LINE AT LEFT:
                                                                             []                   []                      1.
                                                                             FOR                AGAINST         ABSTAIN
 2. Approval of Investment Advisory Agreement                                []                   []              []      2.
 3. Ratification of Appointment of Price Waterhouse LLP as                   []                   []              []      3.
    Independent Accountants
 4. Shareholder Proposal Recommending the Board of Trustees take             []                   []              []      4.
    action to open-end the Trust (NOTE: THE TRUSTEES NEITHER
    SUPPORT NOR OPPOSE THIS PROPOSAL)
 5. If Proposal 4 is approved, approval of conversion to open-end            []                   []              []      5.
    the trust
 6. If Proposal 4 is approved, election of Trustees:                  FOR THE NOMINEES,        WITHHOLD                   6.
    Richard M. DeMartini, Thomas E. Larkin, Jr., John C. Argue,         EXCEPT THOSE           AUTHORITY
    Charles A. Fiumefreddo, John R. Haire, Manuel H. Johnson,            WHOSE NAMES        TO VOTE FOR ALL
    Michael E. Nugent, John L. Schroeder, Marc I. Stern                ARE INSERTED ON      OF THE NOMINEES
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,         THE LINE AT LEFT:
    WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.                             []                   []
                                                                             FOR                AGAINST        ABSTAIN
    ----------------------------------------------------------
 7. If Proposal 4 is approved, approval of New Investment Advisory           []                   []              []      7.
    Agreement
 8. If Proposal 4 is approved, approval of New Sub-Advisory                  []                   []              []      8.
    Agreement with TCW London International, Limited
 9. If Proposal 4 is approved, approval of New Sub-Advisory                  []                   []              []      9.
    Agreement with TCW Asia Limited
10. If Proposal 4 is approved, approval of Plan of Distribution              []                   []              []     10.

As to any other matter, or if any of the nominees named in the Proxy Statement are not available for election, said attorneys shall vote in accordance with their judgment.
PRX00020

                                2